EXHIBIT 10.1


                     Interconnection Agreement

                              BETWEEN

                INDIANAPOLIS POWER & LIGHT COMPANY

                                AND

                INDIANA & MICHIGAN ELECTRIC COMPANY







                      Dated December 30, 1960

                             CONTENTS


Article                                                      Page


Preamble...................................................    1
 1.  Facilities to be Provided.............................    1
 2.  Provisions for, and Continuity of Interconnected......    3
       Operation
 3.  Services to be Rendered...............................    3
 4.  Service Conditions....................................    4
 5.  Delivery Points, Metering Points and Metering.........    5
 6.  Records and Statements................................    6
 7.  Billings and Payments.................................    6
 8.  Operating Committee...................................    6
 9.  Continuity of Service.................................    7
10.  Duration of Agreement.................................    7
11.  Arbitration...........................................    7
12.  Regulatory Authorities................................    8
13.  Waivers...............................................    8
14.  Assignment............................................    8


Service
Schedule

A    Firm Power to Indianapolis Company....................    9
B    Emergency Service.....................................   13
C    Coordination of Scheduled Maintenance of Generating...   15
     Facilities
D    Energy Transfer.......................................   17
E    Interchange Power.....................................   19
F    Short Term Power......................................   21

     0.01 THIS AGREEMENT, dated this 30th day of December, 1960, between INDIANAPOLIS POWER & LIGHT COMPANY (Indianapolis Company), an Indiana corporation, and INDIANA & MICHIGAN ELECTRIC COMPANY (Indiana Company), also an Indiana corporation,

                       W I T N E S S E T H,

                             T H A T:

     0.02 WHEREAS, Indianapolis Company owns electric facilities and is engaged in the generation, transmission, distribution, and sale of electric power and energy in Indiana; and

     0.03 WHEREAS, Indiana Company owns electric facilities and is engaged in the generation, transmission, distribution, and sale of electric power and energy in Indiana and Michigan; and

     0.04 WHEREAS, Indianapolis Company and Indiana Company desire that certain 345,000-volt transmission line facilities be provided and built so as to establish a high capacity 345,000-volt interconnection between the Indianapolis Company system and the Indiana Company system; and

     0.05 WHEREAS, Indianapolis Company and Indiana Company desire to avail themselves of the mutual benefits and advantages to be realized by interconnected systems operation through such 345,000-volt interconnection; and

     0.06 WHEREAS, the parties desire to fix the terms and conditions upon which such interconnection shall be provided and built and upon which the furnishing of interconnection services shall be effected;

     0.07 NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein set forth, the parties agree as follows:


                             ARTICLE 1

                     FACILITIES TO BE PROVIDED

Indiana Company

     1.01 Indiana Company shall provide, own, and install, or cause to be installed, at its own expense, the following described facilities; viz.:

          1.011 A 345,000-volt single circuit steel tower transmission line (hereby designated and herein called Tanners Creek-Hanna-De Soto
     Line), approximately 138 miles in length, constructed with two 954,000 cm ACSR conductors per phase or with conductors of at least equivalent conductivity and suitable ground wires, to extend in a generally northerly direction from Indiana Company's Tanners Creek Station via Indianapolis Company's proposed Hanna Substation, to be located in or near Indianapolis, to Indiana Company's proposed DeSoto Substation, to be located near Muncie.

          1.012 On the existing 345,000-volt double circuit steel tower transmission line that extends from Tanners Creek Station to Indiana Company's Sorenson Substation, a second 345,000-volt circuit to extend from the proposed De Soto Substation to Sorenson Substation, approximately 48 miles in length, with main conductors of not less than 1.75 inches diameter 1,414,000 cm ACSR expanded conductor or of equivalent conductivity and diameter.

          1.013 At Tanners Creek Station, the necessary terminal equipment, including facilities suitable for the three-terminal control of the Tanners Creek-Hanna-De Soto Line described in subsection 1.011 above and essential to the protection of line and station equipment; such terminal equipment shall include one 345,000-volt ultra-high speed automatic reclosing circuit breaker, appurtenant disconnecting and associated equipment, carrier current relays and associated carrier current equipment and every item required and suitable for the three-terminal control of said line and for the coordination of such control with terminal equipment to be provided by Indianapolis Company pursuant to subsection 1.021 below.

          1.014 At Tanners Creek Station and other suitable locations, such communication, telemetering, and load control facilities as shall hereafter be determined by the parties as necessary for the proper and efficient interconnected operation of the parties' systems.

Indianapolis Company

     1.02 Indianapolis Company shall provide, own, and install, or cause to be installed, at its own expense, the following described facilities; viz.:

          1.021 At Hanna Substation, the necessary terminal equipment, including facilities suitable for the three-terminal control of the Tanners Creek-Hanna-De Soto Line and essential to the protection of line and station equipment; such terminal equipment shall include one 345,000/138,000-volt, three-phase auto-transformer having a nominal rating of not less than 200,000 kilovolt-amperes, one 138,000-volt ultra-high speed automatic reclosing circuit breaker, appurtenant disconnecting and associated equipment, carrier current relays and associated carrier current equipment, and every item required and suitable for the three-terminal control of said line and for the coordination of such control with terminal equipment to be provided by Indiana Company pursuant to subsection 1.013 above.

          1.022 At Hanna Substation, such suitable 138,000-volt metering equipment as described in Section 5.03 below.

          1.023 At Hanna Substation and other suitable locations, such communication, telemetering, and load control facilities as shall hereafter be determined by the parties as necessary for the proper and efficient interconnected operation of the parties' systems.

Interconnection Point

     1.03  The Interconnection Point shall be that point at Hanna
Substation where the terminal facilities provided therefor by Indianapolis Company shall be connected to the Tanners Creek-Hanna-DeSoto Line.

Facilities Obligations Common To The Parties

     1.04 Subject to accidents, strikes, litigations, delays in securing delivery of equipment or other similar or dissimilar causes beyond the reasonable control of the parties, including the procuring of the necessary materials and labor and the obtaining of all the necessary governmental authorizations and permits approving the use of such labor and materials, the installation of the facilities to be provided by the parties, as hereinabove described, shall be completed and in service on or before May 31, 1963, and should the installation of said facilities be delayed beyond said date due to the aforesaid causes it shall nevertheless be completed as soon thereafter as practicable.

     1.05 The parties shall cooperate with one another so as to assure the maximum practicable coordination of design of the facilities to be installed by each of them with new and existing facilities of the other.

Maintenance of Equipment

     1.06 The parties shall each keep, or shall cause to be kept, the lines, together with all associated equipment and appurtenances, described in Article 1 that are located on their respective sides of the Interconnection Point in a suitable condition of repair at all times, each at its own expense, in order that said lines will operate in a reliable and satisfactory manner and in order that reduction in the capacity of said lines will be avoided to the extent practicable.


                             ARTICLE 2

    PROVISIONS FOR, AND CONTINUITY OF INTERCONNECTED OPERATION

     2.01  When the installation of the facilities as provided for under
Article 1 is completed, the systems of the parties shall be connected at the Interconnection Point and thereafter throughout the duration of this agreement, subject to the provisions of this Section 2.01, such systems shall be operated in continuous synchronism through such line. If synchronous operation of the systems through such line becomes interrupted either manually or automatically because of reasons beyond the control of either party or because of scheduled maintenance that has been agreed to by both parties, the parties shall cooperate so as to remove the cause of such interruption as soon as practicable and restore such line to normal operating condition. Neither party shall be responsible to the other party for any damage or loss of revenue caused by any such interruption.


                             ARTICLE 3

                      SERVICES TO BE RENDERED

     3.01 It is the purpose in general of the parties to seek and realize all benefits practicable to be effected through coordination in the operation and development of their respective systems. It is understood by the parties that such benefits may be realized by them by carrying out under stated terms and conditions various interconnection services and transactions that may include among others:

          the sale and purchase of firm power and associated energy,

          the furnishing of mutual emergency and standby assistance,

          the interchange, sale, and purchase of energy to effect operating economies,

          the coordination of maintenance schedules of generating and transmission facilities,

          the transfer of electric energy through the transmission system of one party for the benefit of the other, and the sale and purchase of short-term electric power and energy available on the system of one party and needed on the system of the other.

In furtherance of such purpose the parties shall appoint an Operating Committee as provided under Article 8.

     3.02 Inasmuch as the specific services to be rendered in furtherance of such purpose will vary from time to time during the duration of this agreement, and the terms and conditions applicable to such services may require modification from time to time, it is intended that such specific services and the terms and conditions applicable thereto will be set forth in service schedules from time to time arranged between the parties. Such service schedules upon agreement of the parties, initially by Section 3.03 below or subsequently by separate execution, shall become parts of this agreement during the periods fixed by their respective duration.

     3.03 The following service schedules are agreed to initially and hereby made a part of this agreement:

          Service Schedule A - Firm Power to Indianapolis Company
          Service Schedule B - Emergency Service
          Service Schedule C - Coordination of Scheduled Maintenance of
                                 Generating Facilities
          Service Schedule D - Energy Transfer
          Service Schedule E - Interchange Power
          Service Schedule F - Short Term Power


                             ARTICLE 4

                        SERVICE CONDITIONS

Control of System Disturbance

     4.01 The parties shall maintain and operate their respective systems so as to minimize, in accordance with sound operating practice, the likelihood of disturbance originating in either system which might cause impairment to the service of the system of the other party or of any system interconnected with the system of the other party.

Control of Kilovar Exchange

     4.02 It is the intent that neither party shall be obligated to deliver kilovars for the benefit of the other party; also that neither party shall be obligated to receive kilovars when to do so may introduce objectionable operating conditions on its system. The Operating Committee shall be responsible for the establishment from time to time of operating procedures and schedules, in respect of carrying kilovar loads by one system for the other in order to secure adequate service and economical use of the facilities of both systems and in respect of proper charges, if any, for the use of facilities carrying kilovar loads. In discharging such duties the Operating Committee shall recognize that in the transmission and delivery of power and energy hereunder the carrying of kilovar loads by either of the parties, in harmony with sound engineering principles of transmission operation with their systems interconnected, is subject to numerous variables contingent upon loading and operating conditions existing simultaneously on both of their systems. The operating procedures and schedules so set up by the Operating Committee shall be in accord with such principles and shall require each of the parties to carry kilovar loads at such times and in such amounts as will be equitable to both parties.

Control of Unscheduled Power Deliveries

     4.03 The parties shall exercise due diligence and foresight in carrying out all matters related to the providing and operating of their respective electric power resources so as to minimize to the extent practicable deviations between actual and scheduled deliveries of electric power and energy between their systems. The parties shall provide and install on their respective systems such communication and telemetering facilities as are essential to so minimizing such deviations; and, in developing and executing operating procedures that will enable the parties to avoid to the extent practicable deviations from scheduled deliveries, shall fully cooperate with each other and with third parties whose systems are either directly or indirectly interconnected with the systems of the parties and who of necessity together with the parties must unify their efforts cooperatively to achieve effective and efficient interconnected operation. The parties recognize, however, that, despite their best efforts to prevent the same, unscheduled deliveries of electric energy from one party to the other may occur. Electric energy delivered hereunder in such event shall be settled for either by the return of equivalent energy or by payment of the out-of-pocket cost--such cost being as of the delivery point or points, as provided for in Section 5.01 of this agreement, taking into account electrical losses incurred from the source or sources of such energy to said delivery point or points--to the supplying party of generating or acquiring such energy plus ten per cent of such cost. If equivalent energy is returned, it shall be returned at times when the load conditions of the party receiving it are equivalent to the load conditions of such party at the time the energy for which it is returned was delivered or, if such party elects to have equivalent energy returned under different conditions, it shall be returned in such amounts, to be agreed upon by the Operating Committee, as will compensate for the difference in conditions.

                             ARTICLE 5

          DELIVERY POINTS, METERING POINTS, AND METERING

Delivery Points

     5.01 All electric energy delivered under this agreement shall be of the character commonly known as three-phase sixty-cycle energy, and shall be delivered at the Interconnection Point, as defined under Section 1.03 above, at a nominal voltage of 345,000 volts and at such other points and voltages as may be agreed upon by the parties.

Metering Points

     5.02 Electric power and energy supplied and delivered under this agreement shall be measured by suitable metering equipment provided, owned, and maintained by Indianapolis Company at the metering point at hereinbelow set forth; and at such other points, voltages, and ownership as may be agreed upon by the parties; viz.:

          5.021 In respect of the Interconnection Point by 138,000-volt metering equipment installed at Hanna Substation.

Metering

     5.03 Suitable metering equipment at the metering points as provided in Section 5.02 above shall include electric meters, potential and current transformers, and such other appurtenances as shall be necessary to give for each direction of flow the following quantities: (1) a continuous automatic graphic record of both kilowatts and kilovars, (2) an automatic record of the kilowatt-hours for each clock hour, and (3) a continuous integrating record of the kilowatt-hours.

     5.04 Measurements of electric energy for the purpose of effecting settlements under this agreement shall be made by standard types of electric meters installed and maintained, unless otherwise provided for in this agreement, by the owner at the metering points as provided under Section
5.02 above. The timing devices of all meters having such devices shall be maintained in time synchronism as closely as practicable. The meters shall be sealed and the seals shall be broken only upon occasions when the meters are to be tested or adjusted. For the purpose of checking the records of the metering equipment installed by one of the parties as hereinabove provided, the other party shall have the right to install check metering equipment at the aforesaid metering points. Metering equipment so installed by one party on the premises of another party, unless otherwise provided for in this agreement, shall be owned and maintained by the party installing such equipment. Upon termination of this agreement the party owning such metering equipment shall remove it from the premises of the other party. Authorized representatives of both parties shall have access at all reasonable hours to the premises where the meters are located and to the records made by the meters.

     5.05 The aforesaid metering equipment shall be tested by the owner at suitable intervals and its accuracy of registration maintained in accordance with good practice. On request of either party, a special test may be made at the expense of the party requesting such special test. Representatives of both parties shall be afforded opportunity to be present at all routine or special tests and upon occasions when any readings, for purposes of settlements hereunder, are taken from meters not bearing an automatic record.

     5.06 If at any test of metering equipment an inaccuracy shall be disclosed exceeding two percent, the account between the parties for service theretofore delivered shall be adjusted to correct for the inaccuracy disclosed over the shorter of the following two periods: (1) for the thirty-day period immediately preceding the day of the test or (2) for the period that such inaccuracy may be determined to have existed. Should the metering equipment as provided for under Section 5.03 above at any time fail to register, the electric power and energy delivered shall be determined from the check meters, if installed, or otherwise shall be determined from the best available data.


                             ARTICLE 6

                      RECORDS AND STATEMENTS

Records

     6.01 In addition to records of the metering provided for in Article 5 above, the parties shall keep in duplicate such other records as may be needed to afford a clear history of the various deliveries of electric energy made by one party to the other and of the clock-hour integrated demands in kilowatt-hours delivered by one party to the other. In maintaining such records, the parties shall effect such segregations and allocations of demands and electric energy delivered into classes representing the various services and conditions as may be needed in connection with settlements under this agreement. The originals of all such records shall be retained by the party keeping the records and the duplicates shall be delivered monthly to the other party except as the parties may agree upon a different time interval for such delivery.

Statements

     6.02 As promptly as practicable after the end of each calendar month, the parties shall cause to be prepared a statement setting forth the electric power and energy transactions between the parties during such month in such detail and with such segregations as may be needed for operating records or for settlements under the provisions of this agreement.


                             ARTICLE 7

                       BILLINGS AND PAYMENTS

     7.01 All bills for amounts owed by one party to the other shall be due and payable on the fifteenth day of the month next following the monthly or other period to which such bills are applicable, or on the tenth day following receipt of bill, whichever date be later. Interest on unpaid amounts shall accrue at the rate of six per cent per annum from the date due until the date upon which payment is made. Unless otherwise agreed upon a calendar month shall be the standard monthly period for the purposes of settlements under this agreement.

                             ARTICLE 8

                        OPERATING COMMITTEE

     8.01 To coordinate the operation of their respective generating, transmission, and substation facilities, in order that the advantages to be derived hereunder may be realized by the parties to the fullest practicable extent, the parties shall establish a committee of authorized representatives to be known as the Operating Committee. Each of the parties shall designate in writing delivered to the other party, the person who is to act as its representative on said committee (and the person or persons who may serve as alternate whenever such representative is unable to act). Such representative and alternate or alternates shall each be persons familiar with the generating, transmission, and substation facilities of the system of the party by which he has been so designated, and each shall be fully authorized (1) to cooperate with the other representative (or alternates) and (2) from time to time as the need arises, subject to the declared intentions of the parties herein set forth and to the terms hereof and the terms of any other agreements then in effect between the parties, to determine and agree upon the following:

          8.011 All matter pertaining to the coordination of maintenance of the generating and transmission facilities of the parties.

          8.012 All matters pertaining to the control of time, frequency, energy flow, kilovar exchange, power factor, voltage, and other similar matters bearing upon the satisfactory synchronous operation of the systems of the parties.

          8.013 Such other matters not specifically provided for herein upon which cooperation, coordination, and agreement as to quantity, time, method, terms and conditions are necessary in order that the operation of the systems of the parties may be coordinated to the end that the potential savings will be realized to the fullest practicable extent that is agreed upon by the parties.

     8.02 For the purpose of inspection and reading of meters, checking of records, and all other pertinent matters, said representatives and their alternates shall have the right of entry to all property of the parties used in connection with the performance of this agreement.


                             ARTICLE 9

                       CONTINUITY OF SERVICE

     9.01 Each party shall exercise due diligence and reasonable care and foresight to maintain continuity of service in the delivery and receipt of energy as provided under this agreement, but neither party shall be considered to be in default in respect of any obligation hereunder if prevented from fulfilling such obligation by reason of uncontrollable forces. The term uncontrollable forces shall be deemed for the purposes of this agreement to mean earthquake, storm, lightning, flood, backwater caused by flood, fire, epidemic, accident, failure of facilities, war, riot, civil disturbances, strike, labor disturbances, restraint by court or public authority, or other similar or dissimilar causes beyond the control of the party affected which causes such party could not have avoided by exercise of due diligence and reasonable care. Any party unable to fulfill any obligation by reason of uncontrollable forces shall exercise due diligence to remove such disability with reasonable dispatch.


                            ARTICLE 10

                       DURATION OF AGREEMENT

     10.01 This agreement shall continue from the date hereof to the expiration of a period of thirty consecutive years commencing upon the Interconnection Date, as defined in this Section 10.01, and thereafter for successive periods of one year unless and until terminated as provided for in Section 10.02 below. The Interconnection Date for purposes of this agreement shall be the first day of the calendar month next following the day, or on such day if it should be the first day of a calendar month, upon which the systems of the parties are connected at the Interconnection Point as provided for in Article 2 above. As soon as practicable following the establishment of such date in conformance with the foregoing, the parties, as a matter of record, shall exchange letters setting forth their acceptance thereof as said Interconnection Date.

     10.02 Either party upon at least thirty months' prior written notice to the other may terminate this agreement at the expiration of said period of thirty consecutive years or at the expiration of any successive period of one year.


                            ARTICLE 11

                            ARBITRATION

     11.01 In the event of disagreement between the parties with respect to (1) any matter herein specifically made subject to arbitration, (2) any question of operating practice involved in the deliveries of power and energy herein provided for, (3) any question of fact involved in the application of the provisions of this agreement, or (4) the interpretation of any provision of this agreement, the matter involved in the disagreement shall, upon demand of either party, be submitted to arbitration in the manner hereinafter provided. An offer of such submission to arbitration shall be a condition precedent to any right to institute proceedings at law or in equity concerning such matter.

     11.02 The party calling for arbitration shall serve notice in writing upon the other party, setting forth in detail the subject or subjects to be arbitrated, and the parties thereupon shall endeavor to agree upon and appoint one person to act as sole arbitrator. If the parties fail so to agree within a period of fifteen days from the receipt of the original notice, the party calling for the arbitration shall, by written notice to the other party, call for appointment of a board of arbitrators skilled with respect to matters of the character involved in the disagreement, naming one arbitrator in such notice. The other party shall, within ten days after the receipt of such call, appoint a second arbitrator, and the two so appointed shall choose and appoint a third. In case such other party fails to appoint an arbitrator within said ten days, or in case the two so appointed fail for ten days to agreed upon and appoint a third, the party calling for the arbitration, upon five days' written notice delivered to the other party, shall apply to the person who at the time shall be the senior Judge, in point of service, of the United States District Court having jurisdiction at Indianapolis, Indiana, for appointment of the second or third arbitrator, as the case may be.

     11.03 The sole arbitrator, or the board of arbitrators, shall afford adequate opportunity to the parties to present information with respect to the question or questions submitted for arbitration and may request further information from either or both parties. The findings and award of the sole arbitrator or of a majority of the board of arbitrators shall be final and conclusive with respect to the question or questions submitted for arbitration and shall be binding upon the parties, provided, that such findings and award shall not in any way vary the expressed terms of this agreement or in any way extend the expressed scope and intent hereof. Each party shall pay for the services and expenses of the arbitrator appointed by or for it, if there be a board of arbitrators, and all other costs incurred in connection with the arbitration shall be paid in equal parts by the parties hereto, unless the award shall specify a different division of the costs.


                            ARTICLE 12

                      REGULATORY AUTHORITIES

     12.01 This agreement is made subject to the jurisdiction of any governmental authority or authorities having jurisdiction in the premises.


                            ARTICLE 13

                              WAIVERS

     13.01 Any waiver at any time by either party of its rights with respect to a default under this agreement, or with respect to any other matter arising in connection with this agreement, shall not be deemed a waiver with respect to any subsequent default or matter. Any delay, short of the statutory period of limitation, in asserting or enforcing any right under this agreement, shall not be deemed a waiver of such right.


                            ARTICLE 14

                            ASSIGNMENT

     14.01 This agreement shall inure to the benefit of and be binding upon the successors and assigns of the respective parties.

     14.02 In Witness Whereof, the parties hereto have caused this agreement to be executed by their duly authorized officers.

                                    INDIANAPOLIS POWER & LIGHT COMPANY



                                    By:  /s/ O.T. Fitzwater
                                        O.T. Fitzwater, President

ATTEST:


/s/ Ralph W. Husted
Ralph W. Husted, Secretary


                              INDIANA & MICHIGAN ELECTRIC COMPANY



                              By:  /s/ Philip Sporn
                                 Philip Sporn, President


ATTEST:


/s/ M.P. McGlone
M.P. McGlone, Asst. Secretary

                        SERVICE SCHEDULE A

                Firm Power to Indianapolis Company

         Under Agreement, dated December 30, 1960, between

              Indianapolis Power & Light Company and

                Indiana & Michigan Electric Company


SECTION 1 - DURATION

     1.1 This Service Schedule, a part of and under agreement, dated December 30, 1960, between Indianapolis Power & Light Company (Indianapolis Company), and Indiana & Michigan Electric Company (Indiana Company) shall become effective June 1, 1963 and shall continue in effect until May 31, 1973 and thereafter for successive periods of one year unless and until terminated as provided for in this subsection 1.1. Either party upon at least thirty months' prior written notice may terminate this Service Schedule on May 31, 1973 or at the expiration of any successive period of one year thereafter.


SECTION 2 - FIRM POWER

     2.1 Indiana Company shall sell and deliver and Indianapolis Company shall take and pay for, on the terms and conditions provided for under this agreement, electric power (Firm Power ) and associated electric energy (Firm Energy). Throughout the duration of this Service Schedule, Indiana Company shall stand ready at all times, subject to the provisions of this agreement, to deliver to Indianapolis Company Firm Power and Firm Energy in any amount desired by Indianapolis Company up to a maximum rate of delivery equal to the Firm Contract Demand as defined in subsection 3.1 of this Service Schedule.


SECTION 3 - DEFINITION OF BILLING FACTORS

     Firm Power Demand

     3.1 The following terms, wherever used in this Service Schedule, shall have the following meanings:

          3.11  "Month" means Calendar Month.

          3.12 "Contract Year" means the period of twelve consecutive months beginning on June 1, 1963, or any succeeding anniversary date thereof and terminating the last day of any such period.

          3.13 "Firm Contract Demand" for any month means the figure in effect for such month as set forth below in this subsection 3.13:

                           Firm Contract Demand
                           Contract Year                 Kilowatts

     June 1, 1963 to May 31, 1964...................     50,000
     June 1, 1964 to May 31, 1965...................     100,000
     June 1, 1965 to May 31, 1966...................     150,000

          For each contract year following May 31, 1966, the firm contract demand will be the same as that of the preceding contract year, subject, however, to the following conditions:

          Indianapolis Company may, by giving Indiana Company notice in writing not less than thirty months prior to the fourth contract year or any succeeding contract year thereafter, establish the amount of the Firm Contract Demand for such year provided, however, that such Firm Contract Demand will in no event be less than 100,000 kilowatts nor more than 150,000 kilowatts.

     Firm Energy

     3.2 The number of kilowatt-hours of Firm Energy to be delivered to Indianapolis Company and the time of delivery thereof, subject to the rate of delivery limit specified in subsection 2.1 of this Service Schedule, shall be scheduled by Indianapolis Company, and the number of kilowatt-hours of such Firm Energy so scheduled during each clock-hour shall be recorded as provided for in Article 6 of this agreement. The aggregate number of kilowatt-hours of Firm Energy so recorded for any month shall be used for the purpose of effecting billings and payments under this Service Schedule for such month. Each of the parties shall exercise due diligence and reasonable care and foresight in arranging for and operating their respective power sources so that amounts of Firm Energy shall be delivered and taken in accordance with such delivery schedules.


SECTION 4 - COMPENSATION

     4.1 Indianapolis Company shall pay Indiana Company each month for services provided for under this Service Schedule upon the bases of the billing factors determined for such month and as hereinbelow provided:

     Minimum Charge

     For services provided for under this Service Schedule, Indianapolis Company shall pay Indiana Company a Minimum Charge each calendar month of $3.48 per kilowatt of Firm Contract Demand. Such additional charges to be paid any month by Indianapolis Company to Indiana Company as provided for in
Section 5 of this Service Schedule are to be paid in addition to any charge for such month as provided for in this Section 4. In the event the bill rendered to Indianapolis Company for any calendar month is subject to decrease by an amount as provided for in said Section 5, any charge, including the minimum charge, for such month determined as provided for in this Section 4 shall be decreased by such amount.

     Energy Charges

          The charge for the total kilowatt-hours taken up to a quantity equal to 450 times the Firm Contract Demand is included in the Minimum Charge specified above.

          For the remaining kilowatt-hours taken, the
               charge per kilowatt-hour shall be............. 1.90 mills


The charges provided for in this Section 4 shall be subject to adjustment in accordance with the provisions of Section 5 of this Service Schedule.

     Firm Energy Account

     4.2 If, during any calendar month, the kilowatt-hours of Firm Energy delivered by Indiana Company to Indianapolis Company under this Service Schedule are less than the product of 450 hours and the Firm Contract Demand, the number of kilowatt-hours of Firm Energy paid for by Indianapolis Company for such month pursuant to subsection 4.1 above that were not actually delivered to Indianapolis Company shall be set up in an account (herein called Firm Energy Account) to the credit of Indianapolis Company. During any subsequent month that there is a balance of kilowatt-hours remaining to the credit of Indianapolis Company in such Firm Energy Account and the kilowatt-hours of Firm Energy delivered to Indianapolis Company for such month are in excess of the product of 450 hours and the Firm Contract Demand for such month, a quantity of kilowatt-hours equal to (1) such excess kilowatt-hours or (2) the balance of kilowatt-hours remaining to the credit of Indianapolis Company in the Firm Energy Account, whichever amount is the smaller, shall be billed to Indianapolis Company at no charge therefor, excepting such charges as are applicable thereto in accordance with Section 5 of this Service Schedule, and the Firm Energy Account shall be charged with such number of kilowatt-hours so billed to Indianapolis Company.


SECTION 5 - ADDITIONAL CHARGES AND CREDITS

     5.1 The following terms, wherever used in this Service Schedule, shall have the following meanings:

     5.11 Principal Stations - The steam-electric generating stations of Indiana Company known as Breed, Tanners Creek, and Twin Branch and any new principal steam-electric generating stations (exclusive of nuclear power stations) that may be placed in service by Indiana Company.

     5.12 Account No. 501. Fuel - The production expense account of the Uniform System of Accounts prescribed for Public Utilities and Licensees by the Federal Power Commission as prevailing during January, 1961.

     5.13 Weighted average Fuel Cost - The total of all the components of cost at all the Principal Stations chargeable to Account No. 501 Fuel during a specified period divided by the total millions of Btu in fuel charged to said account at all the Principal Stations during such period, expressed in cents per million Btu.

     5.14 Weighted average Fuel Consumption - The total Btu in fuel charged to Account No. 501 Fuel, at the Principal Stations during a specified period divided by the total kilowatt-hour net generation at all the Principal Stations during such period, expressed in Btu per kilowatthour.

     5.15 Accounts other than Fuel - All of the operating production expense accounts for Electric Generation-Steam Power of said Uniform System of Accounts other than Account No. 501 Fuel as prevailing during January 1961.

     5.16 Capability of Breed Station - The aggregate kilowatt-hours of net generation during a clock-hour period that the Breed Station is capable of generating at the time of the annual peak load of the Indiana Company system with all equipment operating at such station.

     5.17 Weighted average cost other than Fuel at Breed Station - The total of all the components of cost chargeable to the accounts other than Fuel specified in subsection 5.15 above at the Breed Station during a specified period divided by the product of (1) the Capability of the Breed Station during such period and (2) the number of months during such period, expressed in cents per kilowatt-month.

     5.2 The charges provided for in Section 4 of this Service Schedule are based upon a weighted average fuel cost of twenty and one-half cents ($0.205) per million Btu at the Principal Stations. In the event such weighted average fuel cost for any month is above twenty and one-half cents ($0.205) per million Btu by at least one mill, an additional charge during the next succeeding month shall be made on the kilowatt-hours of Firm Energy actually delivered during such succeeding month at a rate of 0.0105 mills per kilowatt-hour for each full mill increase in such weighted average fuel cost above twenty and one-half cents ($0.205) per million Btu. In the event such weighted average fuel cost for any month is less than twenty and one-half cents ($0.205) per million Btu by at least one mill, the bill rendered to Indianapolis Company for the next succeeding month shall be decreased by an amount equal to the kilowatt-hours of Firm Energy actually delivered during such succeeding month at a rate of 0.0105 mills per kilowatt-hour for each full mill decrease in such weighted average fuel cost below twenty and one-half cents ($0.205) per million Btu. The said adjustment factor of 0.0105 mills shall be subject to adjustment as provided for in subsection 5.3 of this Service Schedule.

     5.3 The said adjustment factor of 0.0105 mills is based upon a weighted average fuel consumption of 10,500 Btu per kilowatthour of net generation. In the event that improvements in the thermal efficiency of the presently existing Principal Stations or the addition of any new Principal Station bring about a reduction in the weighted average fuel consumption for a period of twelve (12) consecutive months of at least 200 Btu below 10,500 Btu per kilowatthour, the adjustment factor of 0.0105 mills for the next succeeding month shall be decreased 0.00019 mills for each full 200 Btu that the weighted average fuel consumption so becomes lower than 10,500 Btu per kilowatthour.

     5.4 If the weighted average cost other than fuel at Breed Station for a period of twelve consecutive elapsed months is above 16.7 cents per kilowatt-month by at least 0.5 cent, for each full 0.5 cent that such cost is above 16.7 cents, the next succeeding month Indianapolis Company shall pay 0.625 cent per kilowatt of Firm Contract Demand. If the weighted average cost other than fuel at Breed Station for a period of twelve consecutive elapsed months is below 16.7 cents per kilowatt-month by at least 0.5 cent, for each full 0.5 cent that such cost is below 16.7 cents, the bill rendered to Indianapolis Company for the next succeeding month shall be decreased by 0.625 cent per kilowatt of Firm Contract Demand.

SECTION 6 - BILLINGS AND PAYMENTS

     6.1 Billings and payments for the purposes of effecting settlements under this Service Schedule shall be made in accordance with and subject to the terms and conditions of Article 7 of this agreement.


SECTION 7 - TAXES

     7.1 It is expressly agreed and made a provision of this Service Schedule that if at any time during the term hereof there should be levied and/or assessed against Indiana Company any direct tax by any taxing authority on the Firm Power and/or Firm Energy manufactured, generated, produced, converted, sold, purchased, transmitted, interchanged, exchanged, exported or imported by Indiana Company, in addition to or different from the forms of such direct taxes now being levied and/or assessed against Indiana Company, or any increase in the rate of such existing or future direct taxes, which Indiana Company could demonstrate to be unduly burdensome to it in the performance of the obligations herein provided, then in such event, the parties shall endeavor to make such an agreement in regard to sharing the burden created by such tax as appears to be equitable and proper under the circumstances.


SECTION 8 - DEFERRAL OF EFFECTIVE DATE

     8.1 Notwithstanding any of the foregoing provisions of this Service Schedule, in the event Indiana Company as of June 1, 1963, is unable to provide 345,000-volt transmission line facilities suitable for connection to Indianapolis Company's terminal facilities as Hanna Substation, as described in Section 1.02 of Article 1 of this agreement, and sufficiently completed to enable Indiana Company to supply over such facilities Firm Power service as provided for in this Service Schedule, this Service Schedule shall not become effective until June 1 next following the day, or on such day if it should be June 1, that Indiana Company is so able to provide such 345,000-volt transmission line facilities. In the event that this Service Schedule becomes effective after June 1, 1963, as provided for in this subsection 8.1, it shall continue in effect from the date that it so becomes effective to the expiration of a period of ten consecutive years and thereafter for successive periods of one year unless and until terminated as provided for in this subsection 8.1. Either party upon at least thirty months' prior written notice to the other may terminate this Service Schedule at the expiration of said period of ten consecutive years or at the expiration of any successive period of one year.

                        SERVICE SCHEDULE B

                         EMERGENCY SERVICE

         Under Agreement, dated December 30, 1960, between

              Indianapolis Power & Light Company and

                Indiana & Michigan Electric Company


SECTION 1 - DURATION

     1.1 This Service Schedule, a part of and under agreement, dated December 30, 1960, between Indianapolis Power & Light Company (Indianapolis Company) and Indiana & Michigan Electric Company (Indiana Company) shall become effective on the Interconnection Date as defined in Section 10.01 of
Article 10 of this agreement and shall continue in effect throughout the duration of the agreement of which it is a part.


SECTION 2 - SERVICES TO BE RENDERED

     2.1 Subject to the provisions of subsection 2.2 of this Section 2, in the event of a breakdown or other emergency in or on the system of either party involving either sources of power or transmission facilities, or both, impairing or jeopardizing the ability of the party suffering the emergency to meet the loads of its system, the other party shall deliver to such party electric energy in amounts up to and including 50,000 kilowatts which 50,000 kilowatts is hereby designated and herein called Emergency Capacity, and shall also deliver any additional electric energy in excess of said amount that it is requested to deliver; provided, however, that neither party shall be obligated to deliver any part of such additional energy which, in its sole judgment, it cannot deliver without interposing a hazard to or economic burden upon its operations or without impairing or jeopardizing the other load requirements of its system; and provided further, that neither party shall be obligated to deliver electric energy in amounts up to and including or in excess of said Emergency Capacity to the other for a period in excess of forty-eight consecutive hours during any single emergency.

     2.2 The parties recognize that the delivery of electric energy up to and including the Emergency Capacity as provided for in subsection 2.1 of this Section 2 is subject to two conditions which may preclude the delivery of such energy as so provided: (a) the system of a party may be suffering an emergency in or on its own system as described in said subsection 2.1, or
(b) the system of a party may be delivering electric energy, under a mutual emergency interchange agreement, to the system of another interconnected company which is suffering an emergency in or on its system. Under conditions as cited under (a) above, neither party shall be considered to be in default hereunder if unable to comply with the provisions of said subsection 2.1. Under conditions as cited under (b) above, neither party shall be considered to be in default hereunder if it is unable to comply with the provisions of said subsection 2.1 provided that the aforesaid interconnected company has suffered said emergency in or on its system prior to and within forty-eight hours of that of the other party hereto and that, if requested by said other party, such delivery of electric energy to said interconnected company shall be discontinued within forty-eight hours following the start of such delivery, and a subsequent delivery shall be made for a full forty-eight hour period to said other party in accordance with the provisions of said subsection 2.1.

     2.3 If at any time the record over a reasonable prior period shows clearly that either of the parties has failed to deliver energy in accordance with and subject to the provisions of subsection 2.1 and subsection 2.2 of this Section 2, either party, by written notice given to the other party, may call for a joint study by the parties of the reserve generating capacity in and provided for their respective systems and of their respective system transmission facilities affecting the supply and delivery of power and energy under this agreement. It shall be the purpose of such study to determine the adequacy or inadequacy of reserve generating capacity and transmission facilities being provided to meet the requirements of the parties' respective systems, reflecting obligations under this agreement, and, if inadequate, the extent of the burden that one party may be placing upon the other. If it should be found that one party is placing an unreasonable burden upon the other, the party causing such burden shall take such measures as are necessary to remove the burden from the other party, or the parties shall enter into such arrangements as shall provide for equitable compensation to the party being burdened.


SECTION 3 - COMPENSATION

     3.1 Electric energy delivered under Section 2 above shall be settled for either by the return of equivalent energy or, at the option of the party that supplied such energy, by payment of the out-of-pocket cost--such cost being as of the delivery point or points, as provided for in Section 5.01 of
Article 5 of this agreement, taking into account electric losses incurred from the source or sources of such energy to said delivery point or points--to the supplying party of generating or supplying such energy plus ten per cent of such cost. If equivalent energy is returned, it shall be returned at times when the load conditions of the party receiving it are equivalent to the load conditions of such party at the time the energy for which it is returned was delivered or, if such party elects to have equivalent energy returned under different conditions, it shall be returned in such amounts, to be agreed upon by the Operating Committee, as will compensate for the difference in conditions.

                        SERVICE SCHEDULE C

               COORDINATION OF SCHEDULED MAINTENANCE
                     OF GENERATING FACILITIES

         Under Agreement, dated December 30, 1960, between

              Indianapolis Power & Light Company and
                Indiana & Michigan Electric Company


SECTION 1 - DURATION

     1.1 This Service Schedule, a part of and under agreement, dated December 30, 1960, between Indianapolis Power & Light Company (Indianapolis Company) and Indiana & Michigan Electric Company (Indiana Company) shall become effective on the Interconnection Date as defined in Section 10.01 of
Article 10 of this agreement and shall continue in effect throughout the duration of the agreement of which it is a part.

SECTION 2 - SERVICES TO BE RENDERED

     2.1 In furtherance of the benefits to be realized by the parties by coordinating to the extent practicable the scheduled maintenance, repair, and overhaul of generating facilities in their respective systems and in connection with such scheduled maintenance, repair, and overhaul of generating facilities the parties shall arrange for, deliver, and take electric power and energy in amounts and under conditions as follows; viz.:

               2.11 For purposes of this Service Schedule the full twelve months' period commencing on the Interconnection Date shall be the first Maintenance Period and each succeeding full twelve months' period that this Service Schedule is in effect shall be a Maintenance Period. During each Maintenance Period, at different intervals determined as provided for under subsection 2.12 below, each party shall have the right to call for and take delivery of not more than the total of 10,000,000 kilowatt-hours from the other under this Service Schedule. Delivery of such energy, subject to the provisions of this subsection 2.1, may be taken at such times and at such rates of take as the receiving party may elect up to a maximum rate of take of 25,000 kilowatts.

               2.12 The Operating Committee shall determine and agree upon the dates of the intervals referred to under subsection
          2.11 above during which Indianapolis Company shall deliver any such energy desired by or returnable to Indiana Company and, conversely, the dates of such intervals during which Indiana Company shall deliver any such energy desired by or returnable to Indianapolis Company. Subject to the understanding hereinbelow cited, such intervals shall each consist of single periods of not less than seven consecutive calendar days, and the receiving party's right to call for and take not more than the aforesaid total of 10,000,000 kilowatt-hours during any Maintenance Period shall be restricted to not more than eight such intervals so agreed upon by the Operating Committee during such Maintenance Period. It is understood that during any Maintenance Period each party shall have a total of sixty days during which it shall have the right to call for and take not more than said 10,000,000 kilowatt-hours from the other under this Service Schedule.

               2.13 On the day next preceding the first day of an interval as described under 2.12 above and on each day of such interval excepting the last day, at a time determined to be practicable by the Operating Committee, the receiving party shall furnish the other a load schedule for the next calendar day, or for such other twenty-four hour period or periods as may be agreed upon by the Operating Committee. Such load schedules shall show for each clock hour the quantity of energy that the receiving party expects to take from the other at the delivery point or points, as provided for in Section 5.01 of this agreement.


SECTION 3 - ANNUAL SETTLEMENT

     3.1 It is expected that during a full Maintenance Period one party shall, to the extent practicable, take from the other party the same number of kilowatt-hours, up to the aforesaid 10,000,000 kilowatt-hours specified in Section 2 of this Service Schedule, that such other party has delivered pursuant to said Section 2. If, however, the total kilowatt-hours received by one party during a full Maintenance Period, pursuant to said Section 2, is greater than the total kilowatt-hours delivered by such party during such period and pursuant to said Section 2, the parties shall (1), subject to their mutual agreement, effect the arrangements provided for in subsection
3.11 below or (2), subject to their mutual agreement, effect a combination of the arrangements provided for in subsection 3.11 below and a cash settlement as provided for in subsection 3.12 below or (3) effect a cash settlement as provided for in subsection 3.12 below.

          3.11 The Operating Committee shall arrange, if the parties mutually agree that it shall be so arranged, for the delivery of all or any part of the kilowatt-hour difference between the total kilowatt-hours received and delivered by one party during a full Maintenance Period, pursuant to Section 2 of this Service Schedule. Such delivery, to be made by the party receiving such kilowatt-hour difference to the other party, shall be made during the next following Maintenance Period at intervals thereof and in amounts and at rates of delivery to be determined and agreed upon by the Operating Committee, but such delivery shall be excluded from all accounting under this Service Schedule with respect to such following Maintenance Period.

          3.12 For the kilowatt-hour difference, or any part thereof if the parties mutually agree to effect a cash settlement for only such part, between the total kilowatt-hours received and delivered by one party during a full Maintenance Period, pursuant to Section 2 of this Service Schedule, the party receiving such kilowatt-hour difference shall pay the other party at a rate per kilowatt-hour determined by dividing (1), one hundred and ten per cent of the aggregate out-of-pocket cost--such cost being as of the delivery point or points, as provided for in Section 5.01 of Article 5 of this agreement, taking into account electrical losses incurred from the source or sources of such energy to said delivery point or points--experienced by the systems of both parties in generating or supplying the aggregate kilowatt-hours delivered during and applicable to such Maintenance Period, pursuant to Section 2 of this Service Schedule, by (2), the number of such aggregate kilowatt-hours.


SECTION 4 - MODIFICATION

     4.1 Each party, by written notice given to the other party not less than ninety days prior to the end of the second or any subsequent Maintenance Period, may call for a reconsideration of the terms and conditions of this Service Schedule, provided that there shall be no such reconsideration during the first Maintenance Period and no more than one such reconsideration during the second Maintenance Period, and that no subsequent reconsideration shall be made sooner than two years following any previous reconsideration. If such reconsideration is called for, there shall be taken into account any changed conditions, any results from the application of said terms and conditions not foreseen or reasonably foreseeable as of the day first above written or as of the day of conclusion of the next previous reconsideration, if any, and any other factors which might cause said terms and conditions to result in any inequitable division of the benefits of interconnected operation or in an inadequate realization of such benefits. Any modification in terms and conditions agreed to between the parties following such reconsideration shall become effective at the beginning of the Maintenance Period next following the aforesaid ninety-day notice period.

                        SERVICE SCHEDULE D

                          ENERGY TRANSFER

         Under Agreement, dated December 30, 1960, between

              Indianapolis Power & Light Company and
                Indiana & Michigan Electric Company


SECTION 1 - DURATION

     1.1 This Service Schedule, a part of and under agreement, dated December 30, 1960, between Indianapolis Power & Light Company (Indianapolis Company) and Indiana & Michigan Electric Company (Indiana Company) shall become effective on the Interconnection Date as defined in Section 10.01 of
Article 10 of this agreement and shall continue in effect throughout the duration of the agreement of which it is a part.


SECTION 2 - TRANSFER ARRANGEMENT

     2.1 In carrying out the interconnected operation of their respective systems as provided for under this agreement, energy being received by a portion of one party's system from another portion of its system or from the system of another interconnected company, or energy being delivered by a portion of one party's system to another portion of its system or to the system of another interconnected company, may flow over the transmission facilities of the other party as a natural result of the physical and electrical characteristics of the interconnected network of transmission lines of which the transmission systems of the parties are a part. Such flow of energy may occur during periods when conditions of system operation are normal or may occur during periods of emergency caused by the failure of either sources of power or transmission facilities, or both. In respect to such flow of energy (hereinafter called "energy transfer") the parties agreed as follows; viz.:

          2.11 Such energy transfer over their respective facilities shall be permitted when such transfer occurs; subject, however, to the understanding that such energy transfer shall not be of such magnitude or duration as to affect adversely or jeopardize the ability of the party over whose system such energy transfer occurs to render proper service to its customers, and to render or accept service to or from companies with which it now has or at any time hereafter it may have contractual arrangements to furnish, take, or interchange power or energy, or both.

          2.12 The parties recognize that in carrying out the provisions of this Service Schedule, the above described energy transfer, either during periods when conditions of system operation are normal or during periods of emergency, or both, may eventually require the installation of additional transmission facilities in order that such energy transfer may be properly controlled to the end that the ability of the party over whose system such energy transfer occurs is not affected adversely or jeopardized in meeting its own requirements as described under 2.11 above. In the event the need for such additional transmission facilities become apparent to either of the parties during the duration of this Service Schedule, upon written notice given by either party to the other party and as soon as practicable following such notice, the parties shall jointly re-examine conditions relating to energy transfer. In such re-examination, if called for, the parties shall agree upon such additional transmission facilities as may be required to be installed, if any, and upon an equitable basis for bearing the cost of installing, maintaining and operating such facilities, if installed.


SECTION 3 - POWER AND ENERGY ACCOUNTING

     3.1  The parties recognize that energy transfer as described under
Section 2 of this Service Schedule, except for such amounts of electrical losses as may be incurred because of such energy transfer, is the simultaneous acceptance and delivery of like amounts of power and energy by and from the system of the party over whose system such energy transfer occurs. Power and energy associated with energy transfer, including electrical losses associated therewith, shall be accounted for each clock-hour as provided for under Article 6 of this agreement. Proper consideration to such electrical losses will be in accordance with the manner agreed upon by the Operating Committee. It is understood by the parties, however, that such electrical losses resulting from energy transfer, to be taken as losses over and above the losses prevailing under basic conditions agreed upon by the parties, shall be supplied simultaneously by the party for whom such energy transfer is being made.
The parties have agreed that initially such basic conditions will be established as those that exist when the scheduled net delivery between the systems of the parties, and between their respective systems and the systems of other interconnected companies, is zero kilowatts. It is further understood that, from time to time, conditions may require the establishment of different basic conditions for such purpose. Either party by written notice given to the other party may call for a prompt re-examination and reconsideration of matters pertinent to the establishment of said basic conditions, whenever such re-examination appears to be warranted, and the parties will thereupon agree to effect such changes in the basic conditions, if any, that will equitably compensate the parties for such losses. A statement to be prepared by the parties at the end of each calendar month shall include in detail the amounts of energy delivered and received by the parties that are associated with energy transfer and the amounts of electrical losses associated therewith.


                        SERVICE SCHEDULE E

                         INTERCHANGE POWER

         Under Agreement, dated December 30, 1960, between

              Indianapolis Power & Light Company and
                Indiana & Michigan Electric Company


SECTION 1 - DURATION

     1.1 This Service Schedule, a part of and under agreement, dated December 30, 1960, between Indianapolis Power & Light Company (Indianapolis Company) and Indiana & Michigan Electric Company (Indiana Company) shall become effective on the Interconnection Date as defined in Section 10.01 of
Article 10 of this agreement and shall continue in effect throughout the duration of the agreement of which it is a part.


SECTION 2 - SERVICES TO BE RENDERED

     Economy Energy

     2.1 It is recognized that from time to time each of the parties may have electric energy (herein called Economy Energy) available from surplus capacity either on its own system or from sources outside its own system, or both, and that Economy Energy could be supplied to the other party at a cost that would result in operating savings to such other party. Such operating savings would result from the displacement of electric energy that otherwise would be supplied from capacity either on such other party's system or from sources outside its own system, or both. To promote the economy of electric power supply and to achieve efficient utilization of production capacity, either party, whenever it in its own judgment determines Economy Energy is available, may, but shall not be obligated to, offer Economy Energy to the other party. Promptly upon receipt of any such offer said other party shall notify the offering party of the extent to which it desires to use such Economy Energy, and schedules providing the periods and extent of use shall be agreed upon.

     Non-Displacement Energy

     2.2 It is further recognized that from time to time occasions will arise when the effecting of transactions as provided under subsection 2.1 next above will be impracticable, but at the same time one of the parties may have electric energy (herein called Non-Displacement Energy) which it is willing to make available from surplus capacity either on its own system or from sources outside its own system, or both, that can be utilized advantageously for short intervals by the other party. It shall be the responsibility of the party desiring the receipt of Non-Displacement Energy to initiate the receipt and delivery of such energy. The party desiring such receipt of energy shall inform the other party of the extent to which it desires to use Non-Displacement Energy, and, when ever in its own judgment such other party determines that it has Non-Displacement Energy available, schedules providing the periods and extent of use shall be mutually agreed upon. Neither party shall be obligated to make any Non-Displacement Energy available to the other.

SECTION 3 - COMPENSATION

     Economy Energy

     3.1 Economy Energy supplied hereunder shall be considered as displacing electric energy that otherwise would have been generated by the receiving party at its own steam-electric generating stations or any electric energy from third parties mutually agreed to be subject to displacement hereunder. Economy Energy shall be settled for at rates which shall be predicated upon the principle that savings in operating costs to the systems of the parties resulting from the use of Economy Energy shall be divided between the parties as equally as is practicable. Prior to any transaction involving the delivery and receipt of Economy Energy, authorized representatives of the parties shall determine and agree upon the compensation applicable to such transaction. Compensation so agreed upon shall not be subject to later review or adjustment.

     Non-Displacement Energy

     3.2 Non-Displacement Energy delivered hereunder shall be settled for either by the return of equivalent energy or, at the option of the party that supplied such energy, by payment of the out-of-pocket cost--such cost being as of the delivery point or points, as provided for in Section 5.01 of
Article 5 of this agreement, taking into account electrical losses incurred from the source or sources of such energy to said delivery point or points--to the supplying party of generating or supplying such energy plus ten per cent of such cost. If equivalent energy is returned, it shall be returned at times when the load conditions of the party receiving it are equivalent to the load conditions of such party at the time the energy for which it is returned was delivered or, if such party elects to have equivalent energy returned under different conditions, it shall be returned in such amounts, to be agreed upon by the Operating Committee, as will compensate for the difference in conditions.


                        SERVICE SCHEDULE F

                         SHORT TERM POWER

         Under Agreement, dated December 30, 1960, between

              Indianapolis Power & Light Company and
                Indiana & Michigan Electric Company


SECTION 1 - DURATION

     1.1 This Service Schedule, a part of and under agreement, dated December 30, 1960, between Indianapolis Power & Light Company (Indianapolis Company) and Indiana & Michigan Electric Company (Indiana Company) shall become effective on the Interconnection Date as defined in Section 10.01 of
Article 10 of this agreement and shall continue in effect throughout the duration of the agreement of which it is a part.


SECTION 2 - SERVICES TO BE RENDERED

     2.1 Either party by giving the other party notice may reserve for periods of not less than one week, i.e., any specified period of seven consecutive days, such electric power (herein called Short Term Power) as the other party may at such time have and is willing to make available as Short Term Power. The party asked to supply Short Term Power shall be the sole judge as to the amounts and periods that its has electric power available that may be reserved by the other party as Short Term Power.

          2.11 To reserve Short Term Power, the party desiring such power shall specify in its notice to the other party the number of kilowatts and the period for which it desires to so reserve such power and the desired schedule of delivery of the power so reserved. The party receiving such notice, in a prompt acknowledgment shall signify the extent of its ability and willingness to comply with the provisions of such notice. Any notice or any acknowledgment of such notice that may be given orally initially, if requested by either party, shall be confirmed in writing and such confirmation shall be forwarded not later than the third day following the day such oral notice is given.

          2.12 During the period that Short Term Power has been reserved as above provided, the party having agreed to supply such power shall deliver electric energy (herein called Short Term Energy) to the other party at the delivery point or points, as provided for in Section 5.01 of Article 5 of this agreement, upon call and in amounts up to the number of kilowatts reserved. However, in the event conditions arise during such period which could not have been reasonably foreseen at the time said power was reserved and such conditions would cause the delivery of Short Term Energy to be burdensome to the supplying party, said party has the right to request the other party to reduce its take of such energy to any amount specified and for any portion of such period. The party so requested shall promptly comply with the request of the other party.

          2.13 The Short Term Power billing demand for any week shall be taken as equal to the number of kilowatts reserved for such week as Short Term Power.


SECTION 3 - COMPENSATION

     3.1 Payments for the supply of Short Term Power and Short Term Energy shall be predicated upon the following rates:

          3.11  Demand Charge

          For the billing demand for each week at the rate of $0.30 per kilowatt for such week. In the event the amount of Short Term Energy taken is reduced upon request of the supplying party, the demand charge for the week during which such reduction is made shall be reduced by $0.06 per kilowatt of reduction for each day during which any reduction is in effect.

          3.12  Energy Charge

          For the kilowatt-hours of Short Term Energy taken, at a rate per kilowatt-hour equal to the out-of-pocket cost--such cost being as of the delivery point or points, as provided for in Section 5.01 of
     Article 5 of this agreement, taking into account electrical losses incurred from the source or sources of such energy to said delivery point or points--to the supplying party of generating or supplying such energy plus ten per cent of such cost.

                        Modification No. 1

                                to

                     INTERCONNECTION AGREEMENT

                      Dated December 30, 1960

                              between

                INDIANAPOLIS POWER & LIGHT COMPANY

                                and

                INDIANA & MICHIGAN ELECTRIC COMPANY


                           _____________



                      Dated November 14, 1963

     THIS AGREEMENT, made and entered into as of the 14th day of November, 1963, between INDIANAPOLIS POWER & LIGHT COMPANY (Indianapolis Company), an Indiana corporation, and INDIANA & MICHIGAN ELECTRIC COMPANY (Indiana Company) also an Indiana corporation,

                            WITNESSETH,

                               THAT,

     WHEREAS, Indianapolis Company and Indiana Company entered into an interconnection agreement, dated December 30, 1960, (herein called 1960 Agreement); and

     WHEREAS, the parties desire to modify the 1960 Agreement, as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein set forth, the parties agreed as follows:

     SECTION 1. Section 3.03 of Article 3 of the 1960 Agreement is hereby modified to read:

          "3.03 The following service schedules are agreed to and hereby made a part of this agreement:

          Service Schedule A - Firm Power to Indianapolis Company
          Service Schedule B - Emergency Service
          Service Schedule C - Coordination of Scheduled Maintenance of
                                 Generating Facilities
          Service Schedule D - Energy Transfer
          Service Schedule E - Interchange Power
          Service Schedule F - Short Term Power
          Service Schedule G - Interim Power to Indianapolis Company"

Service Schedule G is attached hereto as the Appendix.

     SECTION 2. This agreement shall be effective as of the day and year first above written and shall remain in effect until the termination of the 1960 Agreement.

     SECTION 3. Except as hereinabove modified and amended, all the terms and conditions of the 1960 Agreement shall remain in full force and effect.

     SECTION 4. This agreement is made subject to the jurisdiction of any governmental authority or authorities having jurisdiction in the premises.

     SECTION 5. This agreement shall inure to the benefit of and be binding upon the successors and assigns of the respective parties.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized officers.

                         INDIANAPOLIS POWER & LIGHT COMPANY


                         By  /s/ Ottis T. Fitzwater
                         Ottis F. Fitzwater, President

Attest:


/s/ Ralph W. Husted
Ralph W. Husted, Secretary


                         INDIANA & MICHIGAN ELECTRIC COMPANY


                         By  /s/ Donald C. Cook
                         Donald C. Cook, President

Attest:


/s/ M.P. McGloone
M.P. McGloone, Assistant Secretary

                             APPENDIX

                        SERVICE SCHEDULE G

               INTERIM POWER TO INDIANAPOLIS COMPANY

         Under Agreement, dated December 30, 1960, between
              Indianapolis Power & Light Company and
                Indiana & Michigan Electric Company


SECTION 1 - DURATION

     1.1 This Service Schedule, a part of and under agreement, dated December 30, 1960, between Indianapolis Power & Light Company (Indianapolis Company), and Indiana & Michigan Electric Company (Indiana Company), made and entered into as of the 14th day of November, 1963, shall continue in effect throughout the duration of the agreement of which it is a part.


SECTION 2 - INTERIM POWER

     2.1 Indiana Company shall sell and deliver and Indianapolis Company shall take and pay for, on the terms and conditions provided for under this agreement, electric power (Interim Power) and associated electric energy (Interim Energy). Throughout the duration of this Service Schedule, Indiana Company shall stand ready at any time, subject to the provisions of this agreement, to deliver to Indianapolis Company Interim Power and Interim Energy in any amount desired by Indianapolis Company up to a maximum rate of delivery equal to the Interim Contract Demand, as defined in subsection 3.1 of this Service Schedule, in effect at such time.


SECTION 3 - DEFINITION OF BILLING FACTORS

     Interim Power Demand

     3.1 The following terms, wherever used in this Service Schedule, shall have the following meanings:

          3.11  "Month" means calendar month.

          3.12 "Contract Period" means any period of consecutive months so designated and agreed upon by the parties for the purposes of this Service Schedule. The initial period so designated and agreed upon shall begin June 1, 1966 and terminate October 31, 1966.

          3.13 "Interim Contract Demand" for any month means the kilowatt demand figure in effect for such month which has been so designated and agreed upon by the parties for the purposes of this Service Schedule. The initial demand figure so designated and agreed upon shall be 80,000 kilowatts and shall be in effect from June 1, 1966 until October 31, 1966.

     Interim Energy

     3.2 The number of kilowatt-hours of Interim Energy to be delivered to Indianapolis Company and the time of delivery thereof, subject to the rate of delivery limit specified in subsection 2.1 of this Service Schedule, shall be scheduled by Indianapolis Company, and the number of kilowatt-hours of such Interim Energy so scheduled during each clock-hour shall be recorded as provided for in Article 6 of this Agreement. The aggregate number of kilowatt-hours of Interim Energy so recorded for any month shall be used for the purpose of effecting billings and payments under this Service Schedule for such month. Each of the parties shall exercise due diligence and reasonable care and foresight in arranging for and operating their respective power sources so that amounts of Interim Energy shall be delivered and taken in accordance with such delivery schedules.

SECTION 4 - COMPENSATION

     4.1 Indianapolis Company shall pay Indiana Company each month for services provided for under this Service Schedule upon the bases of the billing factors determined for such month and as hereinbelow provided:

     Minimum Charge

     For services provided for under this Service Schedule, Indianapolis Company shall pay Indiana Company a Minimum Charge each calendar month of $1.56 per kilowatt of Interim Contract Demand.

     Energy Charges

          The charge for the total kilowatt-hours taken up to a quantity equal to 100 times the Interim Contract
            Demand is included in the Minimum Charge specified above.

          For the remaining kilowatt-hours taken, the charge per
            kilowatt-hour shall be ...........................2.00 mills

     Interim Energy Account

     4.2  If, during any calendar month, the kilowatt-hours ofInterim
Energy delivered by Indiana Company to Indianapolis Company under this Service Schedule are less than the product of 100 hours and the Interim Contract Demand, the number of kilowatt-hours of Interim Energy paid for by Indianapolis Company for such month pursuant to subsection 4.1 above that were not actually delivered to Indianapolis Company shall be set up in an account (herein called Interim Energy Account) to the credit of Indianapolis Company. During any subsequent month that there is a balance of kilowatt-hours remaining to the credit of Indianapolis Company in such Interim Energy Account and the kilowatt-hours of Interim Energy delivered to Indianapolis Company for such month are in excess of the product of 100 hours and the Interim Contract Demand for such month, a quantity of kilowatt-hours equal to (1) such excess kilowatt-hours or (2) the balance of kilowatt-hours remaining to the credit of Indianapolis Company in the Interim Energy Account, whichever amount is the smaller, shall be billed to Indianapolis Company at no charge therefor, and the Interim Energy Account shall be charged with such number of kilowatt-hours so billed to Indianapolis Company.


SECTION 5 - MODIFICATION

     5.1 The following terms wherever used in this Service Schedule shall have the following meanings:

          5.11 Principal Stations - The steam-electric generating stations of Indiana Company known as Breed, Tanners Creek, and Twin Branch and any new principal steam-electric generating stations (exclusive of nuclear power stations) that may be placed in service by Indiana Company.

          5.12 Account No. 501 Fuel - The production expense account of the Uniform System of Accounts prescribed for Public Utilities and Licensees by the Federal Power Commission as prevailing during January, 1961.

          5.13 Weighted average Fuel Cost - The total of all the components of cost at all the Principal Stations chargeable to Account No. 501 Fuel during a specified period divided by the total millions of Btu in fuel charged to said account at all the Principal Stations during such period, expressed in cents per million Btu.

          5.14 Weighted average Fuel Consumption - The total Btu in fuel charged to Account No. 501 Fuel, at the Principal Stations during a specified period divided by the total kilowatt-hour net generation at all the Principal Stations during such period, expressed in Btu per kilowatt-hour.

     5.2 If, at any time during the term hereof, should the weighted average fuel cost exceed twenty-two and one-half cents ($0.225) per million Btu, then in such event the charges provided for in Section 4 of this Service Schedule shall be appropriately modified so as to compensate Indiana Company for such weighted average fuel cost in excess of twenty and one-half cents ($0.205) per million Btu. Determination of the appropriate modification in charges shall take into account changes in weighted average fuel consumption.


SECTION 6 - BILLINGS AND PAYMENTS

     6.1 Billings and payments for the purposes of effecting settlements under this Service Schedule shall be made in accordance with and subject to the terms and conditions of Article 7 of this agreement.

                        Modification No. 2

                                to

                     INTERCONNECTION AGREEMENT

                      Dated December 30, 1960

                              between

                INDIANAPOLIS POWER & LIGHT COMPANY

                                and

                INDIANA & MICHIGAN ELECTRIC COMPANY


                            ___________


                       Dated August 1, 1967

                             CONTENTS


SECTION                                                        PAGE

     Preamble-------------------------------------------------   1

1.   Interconnections-----------------------------------------   1

2.   Interconnected Operation---------------------------------   2

3.   Services-------------------------------------------------   2

4.   Delivery Points------------------------------------------   3

5.   Metering-------------------------------------------------   3

6.   Other Terms and Conditions-------------------------------   3

7.   Regulatory Authorities-----------------------------------   3

8.   Assignment-----------------------------------------------   3

APPENDIX
 I.  Service Schedule H - Petersburg--------------------------   5
     Power to Indiana Company

II.  Facilities Schedule - Description------------------------   9
     of Transmission Line and Station
     Facilities Provided and to be
     Provided by Indiana Company and
     Indianapolis Company

     THIS AGREEMENT, made and entered into as of the 1st day of August, 1967, between INDIANAPOLIS POWER & LIGHT COMPANY (Indianapolis Company), an Indiana corporation, and INDIANA & MICHIGAN ELECTRIC COMPANY (Indiana Company) also an Indiana corporation,

                            WITNESSETH,

                               THAT:

     WHEREAS, Indianapolis Company and Indiana Company entered into an interconnection agreement, dated December 30, 1960, (herein called 1960 Agreement); and

     WHEREAS, by agreement dated November 14, 1963, the parties entered into Modification No. 1 to the 1960 Agreement (Modification No. 1); and

     WHEREAS, the parties have studied their respective load and generating capacity situations and so as to more effectively adapt the provisions of the 1960 Agreement to future load and capacity situations have reached certain understandings with respect to further modification of the 1960 Agreement; and

     WHEREAS, in view of such understandings, the parties desire that the 1960 Agreement as modified by Modification No. 1 be further modified as hereinafter set forth;

     NOW, THEREFORE, for and in consideration of the premises and mutual covenants herein set forth, the parties agree as follows:

     SECTION 1. Interconnections. Article 1 of the 1960 Agreement is hereby modified to read:

                            "ARTICLE 1

                         INTERCONNECTIONS

     1.01 The respective systems of the parties shall be interconnected at the interconnection points hereinbelow defined and as hereinafter provided for in this Article 1. In furtherance thereof, the parties shall own and provide the transmission facilities in their systems, i.e., transmission lines and essential terminal equipment, as described in the Facilities Schedule attached hereto as Appendix II and made a part of this agreement. The interconnections to be so provided shall be at the points hereinbelow set forth; viz.: (Reference to any line, station, or substation in this Article 1 is consistent with the designation for any such line, station, or substation set forth in the Facilities Schedule.)

          1.011 Hanna Interconnection Point, the point at Indianapolis Company's Hanna Substation where the terminal facilities provided therefor by Indianapolis Company shall connect to Indiana Company's Tanner's Creek-Hanna-De Soto Line.

          1.012 Breed Interconnection Point, the point at Indiana Company's Breed Station where the terminal facilities provided therefor by Indiana Company shall connect to Indianapolis Company's Petersburg-Breed Line.

     SECTION 2. Interconnected Operation. Section 2.01 of Article 2 of the 1960 Agreement is hereby modified to read:

          "2.01 The systems of the parties, subject to the provisions of this Section 2.01, shall be operated in continuous synchronism through the interconnected facilities used to establish the Hanna and Breed Interconnection Points. If synchronous operation of the systems through a particular line becomes interrupted either manually or automatically because of reasons beyond the control of either party or because of scheduled maintenance that has been agreed to by both parties, the parties shall cooperate so as to remove the cause of such interruption as soon as practicable and restore such line to normal operating condition. Neither party shall be responsible to the other party for any damage or loss of revenue caused by any such interruption."

     SECTION 3. Services. Section 3.03 of Article 3 of the 1960 Agreement is hereby modified to read:

          "3.03 The following service schedules are agreed to and hereby made a part of this agreement:

          Service Schedule A - Firm Power to Indianapolis Company Service Schedule B - Emergency Service
          Service Schedule C - Coordination of Scheduled Maintenance of
                                 Generating Facilities
          Service Schedule D - Energy Transfer
          Service Schedule E - Interchange Power
          Service Schedule F - Short Term Power
          Service Schedule G - Interim Power to Indianapolis Company Service Schedule H - Petersburg Power to Indiana Company."

Service Schedule H is attached hereto as Appendix I.

     SECTION 4. Delivery Points. Section 5.01 of Article 5 of the 1960 Agreement is hereby modified to read:

          "5.01 All electric energy delivered under this agreement shall be of the character commonly known as three-phase sixty-cycle energy, and shall be delivered at the nominal unregulated voltage designated for the interconnection points as defined under Article 1 above and at such other points and voltages as may be agreed upon by the parties."

     SECTION 5. Metering. Section 5.02 of Article 5 of the 1960 Agreement is hereby modified to read:

          "5.02 Electric power and energy supplied and delivered under this agreement shall be measured by suitable metering equipment provided, owned, and, maintained by the owner at the metering points as hereinbelow set forth and at such other points as may be agreed upon by the parties; viz.:

               5.021 In respect of the Hanna Interconnection Point by 138,000-volt metering equipment owned by Indianapolis Company and installed at Indianapolis Company's Hanna Substation, provided, however, that such metering equipment will be replaced by 345,000-volt metering equipment on and after the date provided for in subsection 5.1 of Appendix II.

               5.022 In respect of the Breed Interconnection Point by 345,000-volt metering equipment owned by Indiana Company and installed at Indiana Company's Breed Station.

     SECTION 6. Other Terms and Conditions. Except as hereinabove modified and amended, the terms and conditions of the 1960 Agreement and Modification No. 1 shall remain in full force and effect.

     SECTION 7. Regulatory Authorities. This agreement is made subject to the jurisdiction of any governmental authority or authorities having jurisdiction in the premises.

     SECTION 8. Assignment. This agreement shall inure to the benefit of and be binding upon the successors and assigns of the respective parties.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized officers.

                    INDIANAPOLIS POWER & LIGHT COMPANY

                    By  /s/ O.T. Fitzwater
                       O.T. Fitzwater
                       Chairman of the Board

Attest:


/s/ Ralph W. Husted
Ralph W. Husted
Secretary

                    INDIANA & MICHIGAN ELECTRIC COMPANY


                    By  /s/ Donald C. Cook
                        Donald C. Cook, President

Attest:


/s/ M.P. McGlone
M.P. McGlone
Assistant Secretary

                                            Appendix I

                        SERVICE SCHEDULE H

                PETERSBURG POWER TO INDIANA COMPANY

         Under Agreement, dated December 30, 1960, between
              Indianapolis Power & Light Company and
                Indiana & Michigan Electric Company


SECTION 1 - DURATION

     1.1 This Service Schedule, a part of and under agreement, dated December 30, 1960, between Indianapolis Power & Light Company (Indianapolis Company), and Indiana & Michigan Electric Company (Indiana Company), made and entered into as of the 1st day of August, 1967, shall become effective on the day herein defined as Petersburg Unit No. 2 Commercial Date, and shall continue in effect until April 30, 1971.


SECTION 2 - PETERSBURG POWER

     2.1 Indianapolis Company shall sell and deliver and Indiana Company shall take and pay for, on the terms and conditions provided for under this agreement, electric power (Petersburg Power) and associated electric energy (Petersburg Energy). Throughout the duration of this Service Schedule, Indianapolis Company shall stand ready, subject to the provisions of this agreement, to deliver to Indiana Company Petersburg Power and Petersburg Energy in any amount desired by Indiana Company up to a maximum rate of delivery equal to the Petersburg Entitlement as defined in subsection 3.16 of this Service Schedule.

SECTION 3 - DEFINITIONS

     3.1 The following terms when used herein shall have the meanings specified:

          3.11 "Petersburg Unit No. 2" means the second steam-electric generating unit which is to be placed in service at Petersburg Station.

          3.12 "Petersburg Unit No. 2 Nominal Rating" means the net capability designated for such unit by the manufacturer, i.e., 450,000 kilowatts.

          3.13 "Petersburg Unit No. 2 Predicted Capability" at any time means the net capability of such unit determined by such methods and procedures as may be mutually agreed upon.

          3.14 "Petersburg Unit No. 2 Capability Ratio" at any time means the ratio of Petersburg Unit No. 2 Predicted Capability at such time to Petersburg Unit No. 2 Nominal Rating.

          3.15  "Petersburg Contract Demand" means 200,000 kilowatts.

          3.16 "Petersburg Entitlement" at any time means the lesser of either 200,000 kilowatts or the product of the Petersburg Unit No. 2 Capability Ratio at such time and 200,000 kilowatts. The term defined in this subsection 3.16 and the conditions for the supply of Petersburg Power as set forth in subsection 2.1 shall be understood to mean that Indianapolis Company is obligated to supply Petersburg Power in amounts up to and including 200,000 kilowatts and associated energy upon request of Indiana Company at any time that the Petersburg Unit No. 2 net capability is not less than 450,000 kilowatts. Whenever the capability of such unit is reduced by forced or scheduled outages of components, or some other bonafide reason, the obligation of Indianapolis Company to supply and of Indiana Company to take Petersburg Power will be reduced in the same percentage as the percentage reduction in capability. Accordingly, whenever such unit is not in operation due to forced or scheduled outages there will be no obligation to supply or to take Petersburg Power.

          3.17  "Month" means calendar month.

          3.18 "Petersburg Unit No. 2 Commercial Date" means the first day of the following month, or on such day if it should be the first day of a month, that both Petersburg Unit No. 2 and the transmission facilities described in subsections 4.11, 4.13 and 4.15 of the Facilities Schedule (Appendix II) are available for commercial operation.

          3.19 "Contract Period" means the period from Petersburg Unit No. 2 Commercial Date to April 30, 1971 inclusive.


SECTION 4 - PETERSBURG STATION OPERATION AND MAINTENANCE

     4.1  Indianapolis Company shall operate and maintain Petersburg
Station in a manner consistent with safe, prudent, and efficient operating practice so that the availability to Indiana Company of power and associated energy from Petersburg Unit No. 2 will be at the highest practicable level attainable throughout the Contract Period. Also, throughout such period, Indianapolis Company and Indiana Company shall coordinate the scheduled maintenance of their respective generating facilities and will develop specific plans for the coordination of maintenance covering units at the Petersburg, Breed, and Tanners Creek Stations. Schedule maintenance outage time of Petersburg Unit No. 2 will be held to a reasonable minimum consistent with standards of sound and efficient practice. In the event of a forced outage of Petersburg Unit No. 2, Indianapolis Company shall return the unit to service as soon as possible.

     4.2 During the Contract Period, maintenance outages shall be scheduled for Petersburg Unit No. 2, consistent with obligations to the Indiana Pool (Public Service Company of Indiana, Inc. and Indianapolis Company), after consultation with Indiana company, so that such outages will interfere least with operations of Indianapolis Company and Indiana Company.


SECTION 5 - PETERSBURG ENERGY

     5.1 The provisions of Sections 2 and 3 of this Service Schedule notwithstanding Indiana Company shall schedule and take Petersburg Energy at a rate of not less than 100,000 kilowatt-hours per hour at any time that Petersburg Unit No. 2 is in operation with a Predicted Capability at or above 225,000 kilowatts.

     5.2 The number of kilowatt-hours of Petersburg Energy to be delivered to Indiana Company and the time of delivery thereof, subject to the rate of delivery limit specified in subsection 2.1 of this Service Schedule, shall be scheduled by Indiana Company, and the number of kilowatt-hours of such Petersburg Energy so scheduled during each clock-hour shall be recorded as provided for in Article 6 of this agreement. The aggregate number of kilowatt-hours of Petersburg Energy so recorded for any month shall be used for the purpose of effecting billings and payments under this Service Schedule for such month. Each of the parties shall exercise due diligence and reasonable care and foresight in arranging for and operating their respective power sources so that amounts of Petersburg Energy shall be delivered and taken in accordance with such delivery schedules.


SECTION 6 - COMPENSATION

     6.1 Indiana Company shall pay to Indianapolis Company each month for services provided for under this Service Schedule upon the following terms and conditions:

     Minimum Charge

          For services provided for under this Service Schedule, Indiana Company shall pay to Indianapolis Company a minimum charge each month of $378,000.

     Energy Charges

          The charge for the total kilowatt-hours taken up to a quantity equal to 330 times the Petersburg Contract Demand is included in the Minimum Charge specified above.

          For the remaining kilowatt-hours taken, the charge per kilowatt-
     hour shall be.......................................... 1.70 mills

The charges provided for in this Section 6 shall be subject to adjustment in accordance with the provisions of Section 7 of this Service Schedule.

Petersburg Energy Account

     6.2 If, during any calendar month, the kilowatt- hours of Petersburg Energy delivered by Indianapolis Company to Indiana Company under this Service Schedule are less than the product of 330 hours and the Petersburg Contract Demand, the number of kilowatt-hours of Petersburg Energy paid for by Indiana Company for such month pursuant to subsection 6.1 above that were not actually delivered to Indiana Company shall be set up in an account (herein called Petersburg Energy Account) to the credit of Indiana Company. During any subsequent month that there is a balance of kilowatt-hours remaining to the credit of Indiana Company in such Petersburg Energy Account and the kilowatt-hours of Petersburg Energy delivered to Indiana Company for such month are in excess of the product of 330 hours and the Petersburg Contract Demand for such month, a quantity of kilowatt-hours equal to (1) such excess kilowatt-hours or (2) the balance of kilowatt-hours remaining to the credit of Indiana Company in the Petersburg Energy Account, whichever amount is the smaller, shall be billed to Indiana Company at no charge therefor, excepting such charges as are applicable thereto in accordance with Section 7 of this Service Schedule, and the Petersburg Energy Account shall be charged with such number of kilowatt-hours so billed to Indiana Company.


SECTION 7 - FUEL COST ADJUSTMENT

     7.1 The following terms when used herein shall have the meanings specified:

          7.11 Account No. 501 Fuel -- The production expense account of the Uniform System of Accounts prescribed for Public Utilities and Licensees by the Federal Power Commission as prevailing during January, 1961.

          7.12 Fuel Cost -- The total cost of all the components of cost at the Petersburg Station chargeable to Account No. 501 Fuel during a specified period divided by the total millions of Btu in fuel charged to said account at the Petersburg Station during such period, expressed in cents per million Btu.

     7.2 The charges provided for in Section 6 of this Service Schedule are based upon a fuel cost of sixteen and one-half cents ($0.165) per million Btu at the Petersburg Station. In the event such fuel cost for any month is above sixteen and one-half cents ($0.165) per million Btu by at least one mill, an additional charge during the next succeeding month shall be made on the kilowatt-hours of Petersburg Energy actually delivered during such succeeding month at a rate of 0.009 mills per kilowatt-hour for each full mill increase in such fuel cost above sixteen and one-half cents ($0.165) per million Btu. In the event such fuel cost for any month is less than sixteen and one-half cents ($0.165) per million Btu by at least one mill, the bill rendered to Indiana Company for the next succeeding month shall be decreased by an amount equal to the kilowatt-hours of Petersburg Energy actually delivered during such succeeding month at a rate of 0.009 mills per kilowatt-hour for each full mill decrease in such fuel cost below sixteen and one-half cents ($0.165) per million Btu.


SECTION 8 -- BILLINGS AND PAYMENTS

     8.1 Billings and payments for the purposes of effecting settlements under this Service Schedule shall be made in accordance with and subject to the terms and conditions of Article 7.


SECTION 9 -- TAXES

     9.1 It is expressly agreed and made a provision of this Service Schedule that if at any time during the term hereof there should be levied and/or assessed against Indianapolis Company any direct tax by any taxing authority on the Petersburg Power and/or Petersburg Energy manufactured, generated, produced, converted, sold, purchased, transmitted, interchanged, exchanged, exported or imported by Indianapolis Company, in addition to or different from the forms of such direct taxes now being levied and/or assessed against Indianapolis Company or any increase in the rate of such existing or future direct taxes, which Indianapolis Company could demonstrate to be unduly burdensome to it in the performance of the obligations herein provided, then in such event, the parties shall endeavor to make such an agreement in regard to sharing the burden created by such tax as appears to be equitable and proper under the circumstances.


                                           Appendix II

                        FACILITIES SCHEDULE

Description of Transmission Line and Station Facilities Provided and
    To Be Provided by Indiana Company and Indianapolis Company

         Under Agreement, dated December 30, 1990, between
              Indianapolis Power & Light Company and
                Indiana & Michigan Electric Company


SECTION 1 - DURATION

     1.1 This Facilities Schedule, a part of and under agreement, dated December 30, 1960, between Indianapolis Power & Light Company (Indianapolis Company) and Indiana & Michigan Electric Company (Indiana Company), made and entered into as of the 1st day of August, 1967, shall continue in effect throughout the duration of the agreement of which it is a part.


SECTION 2 - GENERAL

     2.1 This Facilities Schedule is included in this agreement for the purpose of identifying the transmission line and station facilities provided and to be provided by Indiana Company and Indianapolis Company pursuant to
Article 1 of the 1960 Agreement.


SECTION 3 - HANNA INTERCONNECTION POINT

     3.1 Indiana Company shall continue to own and provide at its own expense the following described facilities; viz.:

          3.11 A 345,000-volt single circuit steel tower transmission line (hereby designated and herein called Tanners Creek-Hanna-De Soto
     Line), approximately 138 miles in length, constructed with two 954,000 cm ACSR conductors per phase, and suitable ground wires, extending in a generally northerly direction from Indiana Company's Tanners Creek Station via Indianapolis Company's Hanna Substation, located near Indianapolis, to Indiana Company's De Soto Substation, located near Muncie.

          3.12 On the 345,000-volt double circuit steel tower transmission line that extends from Tanners Creek Station to Indiana Company's Sorenson Substation, a second 345,000-volt circuit extending from De Soto Substation to Sorenson Substation, approximately 48 miles in length, with main conductors of 1.75 inches diameter 1,414,000 cm ACSR expanded conductor.

          3.13 At Tanners Creek Station, the necessary terminal equipment, including facilities suitable for the control of the Tanners Creek-Hanna-De Soto Line described in subsection 3.11 above and essential to the protection of line and station equipment; such terminal equipment includes one 345,000-volt ultra-high speed automatic reclosing circuit breaker, appurtenant disconnecting and associated equipment, carrier current relays and associated carrier current equipment, and every item required and suitable for the control of said line and for the coordination of such control with terminal equipment provided and to be provided by Indianapolis Company pursuant to subsections 3.21 and 3.31 below.

          3.14 At Tanners Creek Station and other suitable locations, such communication, telemetering, and load control facilities determined by the parties as necessary for the proper and efficient interconnected operation of the parties' systems.

3.2 Indianapolis Company shall continue to own and provide at its own expense the following described facilities until modified as provided in subsection 3.3 below; viz.:

          3.21 At Hanna Substation, the necessary terminal equipment, including facilities suitable for the control of the Tanners Creek-Hanna-De Soto Line and essential to the protection of line and station equipment; such terminal equipment includes one 345,000/138,000-volt, three-phase auto-transformer having a nominal rating of 250,000 kilovolt-amperes, two 138,000-volt ultra-high speed automatic reclosing circuit breakers, appurtenant disconnecting and associated equipment, carrier current relays and associated carrier current equipment, and every item required and suitable for the control of said line and for the coordination of such control with terminal equipment provided by Indiana Company pursuant to subsection
     3.13 above.

          3.22 At Hanna Substation, such suitable 138,000-volt metering equipment as described in Section 5.03 of Article 5 of the 1960 Agreement.

          3.23 At Hanna Substation and other suitable locations, such communication, telemetering, and load control facilities determined by the parties as necessary for the proper and efficient interconnected operation of the parties' systems.

3.3 Indianapolis Company shall install, or cause to be installed, own and provide at its own expense the following described facilities on and after the date provided for in subsection 5.1 of this Appendix II; viz.:

          3.31 At Hanna Substation, the necessary terminal equipment including facilities suitable for the independent control of the Hanna-Desoto and Hanna-Tanners Creek sections of the Tanners Creek-Hanna-Desoto Line, for the control of the Thompson-Hanna Line described in subsection 4.12 below and essential to the protection of line and station equipment. Such terminal equipment shall include two 345,000/138,000-volt, three-phase auto-transformers having an aggregate nominal rating of not less than 525,000 kilovolt-amperes and not less than three 345,000-volt ultra-high-speed automatic reclosing circuit breakers, appurtenant disconnecting and associated equipment, carrier current relays and associated carrier current equipment, and every item required and suitable for the control of the Hanna-Desoto, Hanna-Tanners Creek and Thompson-Hanna Lines, for the coordination of such control with terminal equipment provided by Indiana Company at the Tanners Creek and Desoto Substations and for coordination of controls to assure satisfactory and reliable operation of the Breed-Petersburg-Thompson-Hanna 345,000-volt transmission link described in subsections 4.11 and 4.12 below.

          3.32 At Hanna Substation, such suitable 345,000-volt metering equipment as described in Section 5.03 of Article 5 of the 1960 Agreement.

          3.33 AT Hanna Substation and other suitable locations, such communication, telemetering, and load control facilities determined by the parties as necessary for the proper and efficient operation of the parties' systems.

     3.4 The Hanna Interconnection Point shall be that point at Hanna Substation where the terminal facilities provided therefor by Indianapolis Company shall be connected to the Tanners Creek-Hanna-De Soto Line.


SECTION 4 -- BREED INTERCONNECTION POINT

     4.1 Indianapolis Company shall install, or cause to be installed, own and provide at its own expense the following described facilities; viz.:

          4.11 A 345,000-volt single circuit steel tower transmission line (hereby designated and herein called Petersburg-Breed Line), approximately 55 miles in length, constructed with two 954,000 cm ACSR conductors per phase or with conductors of at least equivalent conductivity and suitable ground wires, to extend in a generally northerly direction from Indianapolis Company's Petersburg Station to Indiana Company's Breed Station.

          4.12 A 345,000-volt single circuit steel tower transmission line (hereby designated and herein called Thompson-Hanna Line), approximately 19 miles in length, constructed with two 954,000 cm ACSR conductors per phase or with conductors of at least equivalent conductivity, and suitable ground wires, to extend in a generally easterly direction from Indianapolis Company's Thompson Substation, located near Indianapolis at the intersection of Thompson Road with the Marion-Hendricks County line, to Hanna Substation. Said Thompson Substation shall be installed in the Indianapolis Company's 345,000-volt line extending from its Petersburg Station to Indianapolis Company's Guion Substation located near Indianapolis at 4000 West 56th Street.

          4.13 At Petersburg Station, the necessary terminal equipment including facilities suitable for the control of the Petersburg-Breed Line and essential to the protection line and station equipment. Such terminal equipment shall include not less than one 345,000-volt ultra-high-speed automatic reclosing circuit breaker, appurtenant disconnecting and associated equipment, carrier current relays and associated carrier current equipment, and every item required and suitable for the control of said line and for the coordination of such control with terminal equipment to be provided by Indiana Company pursuant to subsection 4.21 below.

          4.14 Necessary and appropriate terminal facilities including 345,000-volt ultra-high-speed automatic reclosing circuit breakers and protective equipment at Hanna and Thompson Substations and Petersburg Station in order to assure satisfactory and reliable operation of the Breed-Petersburg-Thompson-Hanna 345,000-volt transmission link.

          4.15 At Petersburg Station and other suitable locations, such communication, telemetering, and load control facilities determined by the parties as necessary for the proper and efficient interconnected operation of the parties' system.

     4.2 Indiana Company shall install, or cause to be installed, own and provide at its own expense the following described facilities, viz.:

          4.21 At Breed Station, the necessary terminal equipment including facilities suitable for the control of the Petersburg-Breed Line and essential to the protection of line and station equipment. Such terminal equipment shall include not less than one 345,000-volt ultra-high-speed automatic reclosing circuit breaker, appurtenant disconnecting and associated equipment, carrier current relays and associated carrier current equipment, and every item required and suitable for the control of said line and for the coordination of such control with terminal equipment to be provided by Indianapolis Company pursuant to subsection 4.13 above.

          4.22 The Breed Interconnection Point shall be that point at Breed Station where the terminal facilities provided therefor by Indiana Company shall be connected to the Petersburg-Breed Line.


SECTION 5 --COMMON FACILITIES OBLIGATIONS

     5.1 Subject to accidents, strikes, litigation, delays in securing delivery of equipment or other similar or dissimilar causes beyond the reasonable control of the parties, including the procuring of the necessary materials and labor and the obtaining of all the necessary governmental authorizations and permits approving the use of such labor and materials and the installation of the facilities to be provided by the parties, as hereinabove described in subsection 3.3 and Section 4, the installation of such facilities shall be completed and in service on or before July 1, 1968. Should the installation of a particular portion of said facilities be delayed beyond the date so designated due to the aforesaid causes it shall nevertheless be completed as soon thereafter as practicable.

     5.2 The parties shall cooperate with one another so as to assure the maximum practicable coordination of design of the facilities to be installed by each of them with new and existing facilities of the other.

     5.3 The parties shall each keep, or shall cause to be kept, the lines, together with all associated equipment and appurtenances, described in this Facilities Schedule that are located on their respective sides of the interconnection points in a suitable condition of repair at all times, each at its own expense, in order that said lines will operate in a reliable and satisfactory manner and in order that reduction in the capacity of said lines will be avoided to the extent practicable.


SECTION 6--FUTURE TRANSMISSION FACILITIES

6.1 The provision of facilities by each party as set forth above is governed by (1) the desired interconnection capacity as it relates to services to be furnished under this agreement and (2) the correlated overall transmission requirements of each party that may be reasonably foreseen as of the day first above written. The expansion of the parties respective transmission systems during the duration of this agreement consistent with sound engineering and economic practices, may dictate that a party add to, replace, relocate, or remove portions of facilities so provided by it. Either party shall have the right to so add to, replace, relocate, or remove portions of facilities so provided by it; subject, however, to the understanding that in so doing such party does not reduce the transmission capacity of the interconnections hereinabove described or interfere with the performance of this agreement in complete accord with its terms and conditions.

                        Modification No. 3

                                to

                     INTERCONNECTION AGREEMENT
                      Dated December 30, 1960


                              between


                INDIANAPOLIS POWER & LIGHT COMPANY


                                and


                INDIANA & MICHIGAN ELECTRIC COMPANY


                            __________

                   Dated as of February 1, 1971

     THIS AGREEMENT, made and entered into as of the first day of February, 1971, between INDIANAPOLIS POWER & LIGHT COMPANY (Indianapolis Company), an Indiana corporation, and INDIANA & MICHIGAN ELECTRIC COMPANY (Indiana Company), also an Indiana corporation;

                            WITNESSETH,

     WHEREAS, Indianapolis Company and Indiana Company entered into an Interconnection Agreement, dated December 30, 1960, and modifications thereto, dated November 14, 1963 and August 1, 1967, (said Interconnection Agreement, as so modified, being herein called the 1960 Agreement); and

     WHEREAS, the parties desire to further modify the 1960 Agreement, as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein set forth, the parties agree as follows:

     SECTION 1. Subsection 3.11 of Service Schedule F of the 1960 Agreement is hereby modified to read:

          "3.11  Demand Charge

          For the billing demand for each week, at the rate of $0.40 per kilowatt for such week. In the event the amount of Short Term Energy taken is reduced upon request of the supplying party, the demand charge for the week during which such reduction is made shall be reduced by one-sixth (1/6) of the aforesaid weekly demand charge per kilowatt of reduction for each day (other than any Sunday) during which any reduction is in effect."

     SECTION 2. This Modification No. 3 shall be effective from the date hereinabove first written to the expiration of Service Schedule F of the 1960 Agreement.

     SECTION 3. Except as hereinabove modified and amended, all the terms and conditions of the 1960 Agreement shall remain in full force and effect.

     SECTION 4. This agreement is made subject to the jurisdiction of any governmental authority or authorities having jurisdiction in the premises.

     SECTION 5. This agreement shall inure to the benefit of and be binding upon the successor and assigns of the respective parties.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized officers.

                    INDIANAPOLIS POWER & LIGHT COMPANY


                    By  /s/ O.T. Fitzwater
                       O.T. Fitzwater
                       Chairman of the Board

ATTEST:

/s/ Ralph W. Husted
Ralph W. Husted, Secretary

                    INDIANA & MICHIGAN ELECTRIC COMPANY


                    By  /s/ G.V. Paterson
                       Vice President

ATTEST:

/s/ signature illegible
Assistant Secretary

                        Modification No. 4


                                to


                     INTERCONNECTION AGREEMENT
                      Dated December 30, 1960


                              between


                INDIANAPOLIS POWER & LIGHT COMPANY


                                and


                INDIANA & MICHIGAN ELECTRIC COMPANY


                            __________

                   Dated as of September 1, 1972

     THIS AGREEMENT, made and entered into as of the first day of September, 1972, between INDIANAPOLIS POWER & LIGHT COMPANY (Indianapolis Company), an Indiana corporation, and INDIANA & MICHIGAN ELECTRIC COMPANY (Indiana Company), also an Indiana corporation;

                            WITNESSETH,

     WHEREAS, Indianapolis Company entered into an Interconnection Agreement, dated December 30, 1960, and modifications thereto, dated November 14, 1963, August 1, 1967 and February 1, 1971 (said Interconnection Agreement, as so modified, being herein called the 1960 Agreement); and

     WHEREAS, the parties desire to further modify the 1960 Agreement, as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein set forth, the parties agreed as follows:

     SECTION 1. Service Schedule B--Emergency Service, Service Schedule F- -Short Term Power, and Service Schedule G--Interim Power to Indianapolis Company are hereby cancelled and a new Service Schedule B--Emergency Service and a new Service Schedule F--Short Term Power are substituted for said Service Schedule B and F, respectively. A new Service Schedule I--Limited Term Power (Firm) is hereby agreed to. The new Service Schedules B, F and I are attached hereto as Appendix I, Appendix II, and Appendix III, respectively.

     SECTION 2. Section 3.03 of Article 3 of the 1960 Agreement is hereby modified to read:

          "3.03 The following service schedules are agreed to and hereby made a part of this agreement:

          Service Schedule A--Firm Power to Indianapolis
          Service Schedule B--Emergency Service
          Service Schedule C--Coordination of Schedule Maintenance of
                                Generating Facilities
          Service Schedule D--Energy Transfer
          Service Schedule E--Interchange Power
          Service Schedule F--Short Term Power
          Service Schedule I--Limited Term Power (Firm)


     SECTION 3. Article 3 of the 1960 Agreement is further modified by the addition thereto of the following Section 3.04:

          "3.04 As used in the Schedules of this Agreement the out-of-pocket cost of providing energy means all operating, maintenance, tax, and other expenses incurred, as of the Delivery Points and taking into account transmission losses, if any, that would not have been incurred if the energy had not been supplied."

     SECTION 4. The 1960 Agreement, as hereinbefore modified is made subject to the jurisdiction of any governmental authority or authorities having jurisdiction in the premises and either party may, at any time or from time to time, unilaterally take any action before or with such authorities with respect to any terms or conditions of this Agreement that it deems desirable and in such event the terms and conditions under which service shall be rendered hereunder shall be the terms and conditions authorized by such authority provided, however, that no such action shall be taken by such party except after 60 days prior written notice to the other party of its intention to do so.

     SECTION 5. This Modification No. 4 shall be effective from the date hereinbefore first written to the expiration of the 1960 Agreement.

     SECTION 6. Except as hereinbefore modified and amended, all the terms and conditions of the 1960 Agreement shall remain in full force and effect.

     SECTION 7. This agreement shall insure to the benefit of and be binding upon the successors and assigns of the respective parties.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized officers.

                    INDIANAPOLIS POWER & LIGHT COMPANY


                    By  /s/ Edwin L. Cassidy
                       President

ATTEST:


/s/ Ralph W. Husted
Secretary

                    INDIANA & MICHIGAN ELECTRIC COMPANY


                    By /s/ G.V. Patterson
                      Vice President

ATTEST:

/s/ William E. Olson
Assistant Secretary

                                       APPENDIX I

                        SERVICE SCHEDULE B

                         EMERGENCY SERVICE

         Under Agreement, dated December 30, 1960, between
              Indianapolis Power & Light Company and
                Indiana & Michigan Electric Company


SECTION 1 - DURATION

     1.1 This Service Schedule, a part of and under agreement, dated December 30, 1960, between Indianapolis Power & Light Company (Indianapolis Company) and Indiana & Michigan Electric Company (Indiana Company) shall become effective on September 1, 1972 and shall continue throughout the duration of the agreement of which it is a part.


SECTION 2 - SERVICES TO BE RENDERED

     2.1 Subject to the provisions of subsection 2.2 of this Section 2, in the event of an emergency on the system of either party jeopardizing its ability to meet its native load and other firm commitments, the other party shall, upon request, deliver during a period of not exceeding 48 consecutive hours to the requesting party electric energy ("Emergency Energy") in amounts up to a rate of 50,000 kilowatthours per hour and such additional amounts as in its sole judgement can be delivered without imposing burdens on its system's operations. Either party may, upon request, deliver energy hereunder in the event of an emergency jeopardizing the ability of a system interconnected with the system of the requesting party to meet its native load and other firm commitments. Every request hereunder shall identify the emergency that gave rise to it.

     2.2 Neither party shall be obligated to deliver energy hereunder during the first 48 hours following a prior emergency during which it is delivering electric energy under another mutual emergency interchange agreement or at any time that delivery of such energy will impair its own system's ability to meet its native load and other firm commitments.


SECTION 3 --COMPENSATION

     3.1 Emergency Energy shall be settled for, at the option of the party supplying it, either by the return of equivalent energy upon request of such party or by payment of the greater of (a) 110% of the out-of-pocket cost of supplying it, and (b) 17.5 mills per kilowatt-hour thereof.


                                       APPENDIX II

                        SERVICE SCHEDULE F

                         SHORT TERM POWER

         Under Agreement, dated December 30, 1960, between
              Indianapolis Power & Light Company and
                Indiana & Michigan Electric Company


SECTION 1 - DURATION

     1.1 This Service Schedule, a part of and under agreement, dated December 30, 1960, between Indianapolis Power & Light Company (Indianapolis Company) and Indiana & Michigan Electric Company (Indiana Company) shall become effective September 1, 1972 and shall continue in effect throughout the duration of the agreement of which it is a part subject to the provisions of Section 4 hereof.


SECTION 2 - SERVICES TO BE RENDERED

     2.1 Either party may reserve from the other party, for periods of one or more weeks or for periods less than one week, electric power ("Short Term Power") whenever, in the sole judgment of the party requested to reserve the same, such power is available. As used herein the term "week" shall mean any seven consecutive days.

          2.11 Prior to each reservation of Short Term Power, the number of kilowatts to be reserved, the period of the reservation, and the source of the power if the supplying party is in turn reserving them from another system, shall be determined by the parties. Such determination shall be confirmed in writing. If during such period conditions arise that could not have been reasonably foreseen at the time of the reservation and cause the reservation to be burdensome to the supplying party, such party may by written notice to the reserving party, or oral notice later confirmed in writing, reduce the number of kilowatts reserved by such amount and for such time as it shall specify in such notice, but kilowatts reserved hereunder that the supplying party is in turn reserving from another system may be reduced only to the extent they are reduced by such other system.

          2.12 During each period that Short Term Power has been reserved, the party that has agreed to supply such power shall upon call provide Short Term Power up to and including the number of kilowatts then reserved and deliver electric energy ("Short Term Energy") to the reserving party at a rate during each hour of up to and including such number.


SECTION 3--COMPENSATION

     3.1  The reserving party shall pay the supplying party:

          3.11 for any week that Short Term Power is reserved, $0.40 per kilowatt reserved less, for each day during any part of which the amount of such Short Term Power is reduced (other than Sunday) by the supplying party, one-sixth of said $0.40 per kilowatt of the reduction. (Except that in no event shall the total of such deductions in any week exceed $0.40 per kilowatt.) For each period less than one week that Short Term Power is reserved, $0.10 per kilowatt reserved per day less, for any day during any part of which the amount of Short Term Power is reduced by the supplying party, $0.10 per kilowatt of the reduction; plus

          3.12 for each kilowatt of the reserved Short Term Power that is purchased by the supplying party from another system, prearranged in accordance with subsection 2.11 of this schedule (a) the excess, if any, of the amount paid therefor by the supplying party over the charge therefor under Section 3.11 of this Schedule (or if such amount is less than such charge, minus the deficiency) plus (b) for each week such Short Term Power is reserved, $0.125 per kilowatt less, for each day (other than Sunday) during any part of which any of such Short Term Power is not received from such other system, $0.021 per kilowatt not received. (Except that in no event shall the total of such deductions in any week exceed $0.125 per kilowatt.); plus

          3.13 110% of the out-of-pocket cost of supplying Short Term Energy called for during such periods under subsection 2.12 of this Schedule that comes from the supplying party's own system and 115% of the out-of-pocket cost of supplying all other such Short Term Energy.


SECTION 4 -- TERMINATION

     4.1 Either party upon one year prior written notice to the other may terminate this Schedule.

                                   APPENDIX III

                        SERVICE SCHEDULE I

                     LIMITED TERM POWER (FIRM)

         Under Agreement, dated December 30, 1960, between
              Indianapolis Power & Light Company and
                Indiana & Michigan Electric Company


SECTION 1 - DURATION

     1.1 This Service Schedule, a part of and under agreement, dated December 30, 1960, between Indianapolis Power & Light Company (Indianapolis Company) and Indiana & Michigan Electric Company (Indiana Company) shall become effective on September 1, 1972 and shall continue throughout the duration of the agreement of which it is a part subject to the provisions of
Section 4 hereof.


SECTION 2 -- SERVICES TO BE RENDERED

     2.1 Either party may arrange to reserve from the other party, for periods of not less than one or more than 12 months, such electric power ("Limited Term Power (Firm)") whenever, in the sole judgment of the party requested to reserve the same, such power is available.

          2.11 Prior to each reservation of Limited Term Power (Firm) the number of kilowatts to be reserved, the period of the reservation, and the source of the power if the supplying party is in turn reserving them from another system, shall be determined by the parties. Such determination shall be confirmed in writing.

          2.12 During each period that Limited Term Power (Firm) has been reserved, the party that has agreed to supply power shall upon call provide Limited Term Power (Firm) up to and including the number of kilowatts then reserved and deliver electric energy ("Limited Term Energy (Firm)") to the reserving party at a rate during each hour of up to and including such number, except when such deliveries would in the judgment of the supplying party have to be interrupted or reduced to preserve the integrity of or to prevent or limit any instability on its system.


SECTION 3--COMPENSATION

     3.1  The reserving party shall pay the supplying party

          3.11 for any month that Limited Term Power (Firm) is reserved, $2.15 per kilowatt reserved; plus

          3.12  for each kilowatt of the reserved Limited Term Power
     (Firm) purchased by the supplying party from another system, prearranged in accordance with subsection 2.11 of this Schedule, (a) the excess, if any, of the amount paid therefor by the supplying party over the charge therefor under Section 3.11 of this Schedule (or, if such amount is less than such charge, minus the deficiency) plus (b) for each month such Limited Term Power (Firm) is reserved $0.55 per kilowatt; plus

          3.13 110% of the out-of-pocket cost of supplying Limited Term Energy (Firm) called for during such period under subsection 2.2 of this Schedule that comes from the supplying party's own system and 115% of the out-of-pocket cost of supplying all other such Limited Term Energy (Firm), prearranged in accordance with subsection 2.11 of this Schedule.


SECTION 4--TERMINATION

     4.1 Either party upon one year prior written notice to the other may terminate this Schedule; however, all prior commitments covered by this Schedule must be fulfilled.

                        Modification No. 6


                                to


                     INTERCONNECTION AGREEMENT
                     Dated December 30, 1960,
                            as amended,



                              between


                INDIANAPOLIS POWER & LIGHT COMPANY


                                and


                INDIANA & MICHIGAN ELECTRIC COMPANY


                            __________

                      Dated as of May 1, 1974

     THIS MODIFICATION NO. 6, made and entered into as of the first day of May, 1974, between INDIANAPOLIS POWER & LIGHT COMPANY (Indianapolis Company), an Indiana corporation, and INDIANA & MICHIGAN ELECTRIC COMPANY (Indiana Company), also an Indiana corporation;

                            WITNESSETH,

     WHEREAS, Indianapolis Company and Indiana Company entered into an Interconnection Agreement, dated December 30, 1960, with modifications thereto, dated November 14, 1963, August 1, 1967, February 1, 1971 and September 1, 1972, (said Interconnection Agreement, as so modified, being herein called the 1960 Agreement); and

     WHEREAS, another proposed modification, being Modification No. 5 providing for a Fuel Conservation Power and Energy Rate, was tentatively filed with the Federal Power Commission by Indianapolis Company on April 4, 1974 and subsequently withdrawn by letter dated May 22, 1974, Indiana Company never having executed such modification or concurred in such filing; and

     WHEREAS, the parties desire to further modify the 1960 Agreement, as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein set forth, the parties agree as follows:

     Section 1. Subsection 3.11 of Section 3 of Service Schedule F - Short Term Power of the 1960 Agreement is hereby modified by the deletion therefrom of the dollar quantity $0.40 wherever it appears therein and by the substitution therefor of the dollar quantity $0.45, and is also hereby modified by the deletion therefrom of the dollar quantity $0.10 wherever it appears therein and by the substitution therefor of the dollar quantity $0.11.

     Section 2. Subsection 3.11 of Section 3 of Service Schedule I - Limited Term Power (Firm) of the 1960 Agreement is hereby modified by the deletion therefrom of the dollar quantity $2.15 and by the substitution therefor of the dollar quantity $2.50.

     Section 3. The 1960 Agreement, as amended hereby, is made subject to the jurisdiction of any governmental authority or authorities having jurisdiction in the premises and either party may, at any time or from time to time, unilaterally take any action before or with such authorities with respect to any terms or conditions of the 1960 Agreement, as amended hereby, that it deems desirable, and in such event the terms and conditions authorized by such authority; provided, that no such action shall be taken by such party except after 60 days prior written notice to the other party of its intention to do so.

     Section 4. This Modification No. 6 shall be effective from the date first above-written to the expiration date of the 1960 Agreement.

     Section 5. Except as hereinabove modified and amended, all the terms and conditions of the 1960 Agreement shall remain in full force and effect.

     Section 6. This Modification No. 6 shall inure to the benefit of, and be binding upon, the successors and assigns of the respective parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized officers.


                    INDIANAPOLIS POWER & LIGHT COMPANY


                    By  /s/ Edwin L. Cassidy
                          President
Attest:


/s/ Marcus E. Woods
     Secretary

                    INDIANA & MICHIGAN ELECTRIC COMPANY



                    By  /s/ G.V. Patterson
                            Vice President

Attest:



/s/  W.E. Olson
Assistant Secretary

                        MODIFICATION NO. 7

                                to

                     INTERCONNECTION AGREEMENT

                      Dated December 30, 1960
                            as amended,



                              between

                INDIANAPOLIS POWER & LIGHT COMPANY

                                AND

                INDIANA & MICHIGAN ELECTRIC COMPANY


                            __________

                     Dated as of April 1, 1976

     THIS MODIFICATION NO. 7, made and entered into as of the first day of April, 1976, between INDIANAPOLIS POWER & LIGHT COMPANY (Indianapolis Company), an Indiana corporation, and INDIANA & MICHIGAN ELECTRIC COMPANY (Indiana Company), also an Indiana corporation;

                       W I T N E S S E T H ,

     WHEREAS, Indianapolis Company and Indiana Company entered into an Interconnection Agreement, dated December 30, 1960, with modifications thereto, dated November 14, 1963, August 1, 1967, February 1, 1971, September 1, 1972, and May 1, 1974, (said Interconnection Agreement, as so modified, being herein called the 1960 Agreement); and

     WHEREAS, the parties desire to further modify the 1960 Agreement, as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein set forth, the parties agree as follows:

     Section 1. Subsection 3.11 of Section 3 of Service Schedule F - Short Term Power of the 1960 Agreement is hereby modified by the deletion therefrom of the dollar quantity $0.45 wherever it appears therein and by the substitution therefor of the dollar quantity $0.50, and is also hereby modified by the deletion therefrom of the dollar quantity $0.11 wherever it appears therein and by the substitution therefor of the dollar quantity $0.125.

     Section 2. Subsection 3.11 of Section 3 of Service Schedule I - Limited Term Power (Firm) of the 1960 Agreement is hereby modified by the deletion therefrom of the dollar quantity $2.50 and by the substitution therefor of the dollar quantity $2.75.

     Section 3. The 1960 Agreement as hereinabove modified and supplemented by the parties, is made subject to the jurisdiction of any governmental authorities having jurisdiction in the premises, and any party may, at any time or from time to time, unilaterally take any action before or with such authorities with respect to any terms or conditions of the 1960 Agreement as hereinabove modified or supplemented, and as it may at any time hereafter be modified and supplemented, and as it may at any time hereafter be modified and supplemented by the parties, that it deems desirable, and in such event the terms and conditions under which service shall be rendered hereunder shall be the terms and conditions authorized by such authority.

     Section 4. This Modification No. 7 shall be effective from the date first above written to the expiration date of the 1960 Agreement.

     Section 5. Except as hereinabove modified and amended, all the terms and conditions of the 1960 Agreement shall remain in full force and effect.

     Section 6. This Modification No. 7 shall inure to the benefit of, and be binding upon, the successors and assigns of the respective parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized officers.

                    INDIANAPOLIS POWER & LIGHT COMPANY



                    By /s/ Ralph W. Husted, Chairman and
                         Chief Executive Officer

                    INDIANA & MICHIGAN ELECTRIC COMPANY


                    By /s/ G.V. Patterson
                       Vice President

                        Modification No. 8


                                to


                     INTERCONNECTION AGREEMENT

                     Dated December 30, 1960,


                            as amended,



                              between


                INDIANAPOLIS POWER & LIGHT COMPANY


                                and


                INDIANA & MICHIGAN ELECTRIC COMPANY


                            __________

                     Dated as of March 1, 1977

     THIS MODIFICATION NO. 8, made and entered into as of the first day of March, 1977, between INDIANAPOLIS POWER & LIGHT COMPANY (Indianapolis Company), an Indiana corporation, and INDIANA & MICHIGAN ELECTRIC COMPANY (Indiana Company), also an Indiana corporation;

                            WITNESSETH,

     WHEREAS, Indianapolis Company and Indiana Company entered into an Interconnection Agreement, dated December 30, 1960, with modifications thereto, dated November 14, 1963, August 1, 1967, February 1, 1971 and September 1, 1972, May 1, 1974 and April 1, 1976 (said Interconnection Agreement, as so modified, being herein called the 1960 Agreement); and

     WHEREAS, the parties desire to further modify the 1960 Agreement, as hereinafter set forth, the parties agree as follows:

     Section 1. Subsection 3.11 of Section 3 of Service Schedule F - Short Term Power of the 1960 Agreement is hereby modified by the deletion therefrom of the dollar quantity $0.50 wherever it appears therein and by the substitution therefor of the dollar quantity $0.60 and is also hereby modified by the deletion therefrom of the dollar quantity $0.125 wherever it appears therein and by the substitution therefor of the dollar quantity $0.15.

     Section 2. Subsection 3.12 of Section 3 of Service Schedule F - Short Term Power of the 1960 Agreement is hereby modified and supplemented by the deletion therefrom of the dollar quantities $0.125 and $0.021 wherever they appear therein and by the substitution therefor of the dollar quantities $0.15 and $0.025, respectively.

     Section 3. Subsection 3.11 of Section 3 of Service Schedule I - Limited Term Power (Firm) of the 1960 Agreement is hereby modified by the deletion therefrom of the dollar quantity $2.75 and by the substitution therefor of the dollar quantity $3.25.

     Section 4. Subsection 3.12 of Section 3 of Service Schedule I - Limited Term Power of the 1960 Agreement is hereby modified and supplemented by the deletion therefrom of the dollar quantity $0.55 wherever it appears therein and by the substitution therefor of the dollar quantity $0.65.

     Section 5. The 1960 Agreement as hereinabove modified and supplemented and as it may at any time hereafter be modified and supplied by the parties, is made subject to the jurisdiction of any governmental authority or authorities having jurisdiction in the premises. Nothing contained in the 1960 Agreement shall be construed as affecting in any way the right of either party to the 1960 Agreement to unilaterally make application to the Federal Power Commission for a change in rates, charges, classification or service, or any rule, regulation or contract relating thereto, under Section 205 of the Federal Power Act and pursuant to the Commission's Rules and Regulations promulgated thereunder.

     Section 6. This Modification No. 8 shall be effective from the date first above written to the expiration date of the 1960 Agreement.

     Section 7. Except as hereinabove modified and amended, all the terms and conditions of the 1960 Agreement shall remain in full force and effect.

     Section 8. This Modification No. 8 shall inure to the benefit of, and be binding upon, the successors and assigns of the respective parties hereto.

          IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized officers.

                    INDIANAPOLIS POWER & LIGHT COMPANY


                    By /s/ Zane G. Todd
                       Zane G. Todd, Chairman of
                       the Board and President


                    INDIANA & MICHIGAN ELECTRIC COMPANY


                    By /s/ G.V. Patterson
                       G.V. Patterson, Vice President


                           March 1, 1977



Indianapolis Power & Light Company
25 Monument Circle
P.O. Box 1595B
Indianapolis, Indiana  46206

Gentlemen:

     This letter is confirmation of the understandings which have been reached upon a review of the Emergency Service Schedule between our companies.

     Subsection 3.1 of Service Schedule B of the Interconnection Agreement between our companies, dated December 30, 1960 as heretofore modified (1960 Agreement), is hereby modified by the deletion therefrom of the dollar quantity "seventeen and one-half (17.5) mills" and the substitution therefor of the dollar quantity "three ($.03) cents".

     This modification shall be effective on and after March 1, 1977 and until the earlier of either the expiration of the term of the 1960 Agreement, or until further amended or modified under the terms of the 1960 Agreement.

     If the foregoing correctly states our understanding please so indicate by signing and returning the enclosed copy of this letter.

                    Very truly yours,

                    INDIANA & MICHIGAN ELECTRIC COMPANY


                    By  /s/ G.V. Patterson
                      Vice President

INDIANAPOLIS POWER & LIGHT COMPANY


By /s/ Zane G. Todd

                        Modification No. 10


                                to


                     INTERCONNECTION AGREEMENT

                      Dated December 30, 1960


                            as amended,



                              between


                INDIANAPOLIS POWER & LIGHT COMPANY


                                and


                INDIANA & MICHIGAN ELECTRIC COMPANY


                            __________

                    Dated as of March 15, 1977

     THIS MODIFICATION NO. 10, made and entered into as of the fifteenth day of February, 1977, between INDIANAPOLIS POWER & LIGHT COMPANY
(Indianapolis Company), an Indiana corporation, and INDIANA & MICHIGAN ELECTRIC COMPANY (Indiana Company), also an Indiana corporation;

                            WITNESSETH:

     WHEREAS, Indianapolis Company and Indiana Company entered into an Interconnection Agreement, dated December 30, 1960, with modifications thereto, dated November 14, 1963, August 1, 1967, February 1, 1971, September 1, 1972, May 1, 1974 and April 1, 1976 and March 1, 1977 (said Interconnection Agreement, as so modified, being herein called the 1960 Agreement); and

     WHEREAS, the parties desire to further modify the 1960 Interconnection Agreement as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein set forth, the parties agree as follows:

     Section 1. Effective as of February 15, 1977 Service Schedule E - Interchange Power in the form attached hereto as Appendix I, shall be substituted for Service Schedule E in the form heretofore made a part of the 1960 Agreement.

     Section 2. Except as hereinabove modified and supplemented, all the terms and conditions of the 1960 Agreement shall remain in full force and effect.

     Section 3. This Modification No. 10 shall insure to the benefit of and be binding upon the successors and assigns of the respective parties.

     IN WITNESS WHEREOF, the parties hereto have caused this Modification No. 10 to be executed by their duly authorized officers as of the day and year first above written.

                    INDIANAPOLIS POWER & LIGHT COMPANY



                    By  /s/ Zane G. Todd
                       Chairman of the Board and President


                    INDIANA & MICHIGAN ELECTRIC COMPANY



                    By  /s/ Frank N. Rien
                       Vice President


                            APPENDIX I


                        SERVICE SCHEDULE E

                         INTERCHANGE POWER

         Under Agreement, dated December 30, 1960, between
              Indianapolis Power & Light Company and
                Indiana & Michigan Electric Company



Section 1 - DURATION

     1.1 This Service Schedule, a part of and under the Interconnection Agreement, dated as of the 30th day of December, 1960 between Indianapolis Power & Light Company (Indianapolis Company) and Indiana and Michigan Electric Company (Indiana Company), shall become effective as of March 15, 1977, and shall continue in effect throughout the duration of said Interconnection Agreement of which it is a part.


Section 2 - SERVICES TO BE RENDERED

     Economy Energy

          2.1 Either party may arrange to purchase from any party of the other system electric energy ("Economy Energy") whenever it is possible to effect a saving thereby and, in the sole judgment of the party requested to supply the same, such energy is available. Economy Energy may also be arranged to be obtained from or delivered to systems interconnected with the parties, but not a party to this Agreement. Prior to each delivery of Economy Energy, the amount and time of delivery and the charge therefore shall be determined by the parties.

     Non-Displacement Energy

          2.2 It is further recognized that from time to time occasions will arise when the effecting of transactions as provided under subsection 2.1 next above will be impracticable but that at the same time one of the parties may have electric energy (herein called "Non-Displacement Energy") which it is willing to make available from surplus capacity either on its own system or from sources outside its own system or both, that can be utilized advantageously for short intervals by the other party. It shall be the responsibility of the party desiring Non-Displacement Energy to initiate the receipt and delivery of such energy. The party desiring such receipt of energy shall notify the other party of the extent to which it desires to use Non-Displacement Energy, and whenever in its sole judgment such other party determines that it has Non-Displacement Energy available, schedules providing the periods and extent of use shall be mutually agreed upon. Neither party shall be obligated to make any Non-Displacement Energy available to the other.

Section 3 - COMPENSATION

     Economy Energy

          3.1 The charge for Economy Energy purchased by either party from the other shall be based on the principle that the party purchasing it shall pay the out-of-pocket cost of the party supplying such energy and that the resulting savings to the receiving party shall be equally shared by the supplying and receiving parties.

          3.2 When Economy Energy is obtained from or delivered to other systems interconnected with the parties, but not signatories to this Agreement, payments shall be based on the out-of-pocket cost of the supplying party or system providing the energy and an allocation of the gross savings which are defined as the difference between (1) what the out-of-pocket cost of the receiving party or system would have been to generate such energy, and (2) the out-of-pocket cost of the supplying party or system providing the energy such allocation shall be made as provided in subsections 3.21 and 3.22 hereinbelow.

               3.21 Each party or system participating in the transaction other than the supplying and receiving parties or systems, shall be paid (a) its cost of purchasing the energy supplied, plus (b) its cost of additional transmission losses incurred, plus (c) fifteen per cent of the gross savings remaining after deducting all such payments for transmission losses.

               3.22 The supplying party or system shall be paid its out-of-pocket costs of providing the energy, plus one-half of the gross savings remaining after deducting all (b) and (c) payments made under subsection 3.21. The receiving party or system shall be entitled to the other one-half of the gross savings remaining after deducting all (b) and (c) payments made under subsection 3.21.

     Non-Displacement Energy

          3.3 Non-Displacement Energy delivered hereunder shall be settled for either by the return of equivalent energy or, at the option of the party that supplied such energy, by payment of the out-of-pocket cost - such cost being as of the delivery point or points, as provided for in Section 5.01 of said Interconnection Agreement, taking into account electrical losses incurred from the source or sources of such energy to said delivery point or points - of the supplying party in generating or supplying such energy plus ten per cent of such cost. If equivalent energy is returned, it shall be returned at times when the load conditions of the party receiving it are equivalent to the load conditions of such party at the time the energy for which it is returned was delivered or, if such party elects to have equivalent energy returned under different conditions, it shall be returned in such amounts, to be agreed upon by the Operating Committee, as will compensate for the difference in conditions.

                        Modification No. 11


                                to


                     INTERCONNECTION AGREEMENT

                      Dated December 30, 1960


                            as amended,



                              between


                INDIANAPOLIS POWER & LIGHT COMPANY


                                and


                INDIANA & MICHIGAN ELECTRIC COMPANY


                            __________

                    Dated as of January 1, 1979

     THIS MODIFICATION NO. 11, made and entered into as of the first day of January, 1979, between INDIANAPOLIS POWER & LIGHT COMPANY (Indianapolis Company), an Indiana corporation, and INDIANA & MICHIGAN ELECTRIC COMPANY (Indiana Company), also an Indiana corporation;

                            WITNESSETH,

     WHEREAS, Indianapolis Company and Indiana Company entered into an Interconnection Agreement, dated December 30, 1960, with modifications thereto, dated November 14, 1963, August 1, 1967, February 1, 1971, September 1, 1972, May 1, 1974 and April 1, 1976 and March 1, 1977 and March 15, 1977 (said Interconnection Agreement, as so modified, being herein called the 1960 Agreement); and

     WHEREAS, the parties desire to further modify the 1960 Agreement, as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein set forth, the parties agree as follows:

     Section 1. Subsection 3.11 of Section 3 of Service Schedule F - Short Term Power of the 1960 Agreement is hereby modified by the deletion therefrom of the dollar quantity of $0.60 wherever it appears therein and by the substitution therefor of the dollar quantity $0.70 and is also hereby modified by the deletion therefrom of the dollar quantity $0.15 wherever it appears therein and by the substitution therefor of the dollar quantity $0.175.

     Section 2. Subsection 3.12 of Section 3 of Service Schedule F - Short Term Power of the 1960 Agreement is hereby modified and supplemented by the deletion therefrom of the dollar quantities $0.15 and $0.025 wherever they appear therein and by the substitution therefor of the dollar quantities $0.175 and $0.029 respectively.

     Section 3. Subsection 3.11 of Section 3 of Service Schedule I - Limited Term Power (Firm) of the 1960 Agreement is hereby modified by the deletion therefrom of the dollar quantity $3.25 and by the substitution therefor of the dollar quantity $3.75.

     Section 4. Subsection 3.12 of Section 3 of Service Schedule I - Limited Term Power (Firm) of the 1960 Agreement is hereby modified and supplemented by the deletion therefrom of the dollar quantity $0.65 wherever it appears therein and by the substitution therefor of the dollar quantity $0.75.

     Section 5. This Modification No. 11 shall be effective from the date first above written to the expiration date of the 1960 Agreement.

     Section 6. Except as hereinabove modified and amended, all the terms and conditions of the 1960 Agreement shall remain in full force and effect.

     Section 7. This Modification No. 11 shall inure to the benefit of, and be binding upon, the successors and assigns of the respective parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized officers.

                    INDIANAPOLIS POWER & LIGHT COMPANY



                    By  /s/ Carl B. Vance


                    INDIANA & MICHIGAN ELECTRIC COMPANY



                    By  /s/ Frank N. Rien

                        Modification No. 13


                                to


                     INTERCONNECTION AGREEMENT

                      Dated December 30, 1960


                            as amended,



                              between


                INDIANAPOLIS POWER & LIGHT COMPANY


                                and


                INDIANA & MICHIGAN ELECTRIC COMPANY


                            __________

                    Dated as of January 1, 1980

     THIS MODIFICATION NO. 13, made and entered into as of the first day of January, 1980, between INDIANAPOLIS POWER & LIGHT COMPANY (Indianapolis Company), an Indiana corporation, and INDIANA & MICHIGAN ELECTRIC COMPANY (Indiana Company), also an Indiana corporation;

                            WITNESSETH:

     WHEREAS, Indianapolis Company and Indiana Company entered into an Interconnection Agreement, dated December 30, 1960, with modifications thereto, dated November 14, 1963, August 1, 1967, February 1, 1971, September 1, 1972, May 1, 1974 and April 1, 1976, March 1, 1977, March 15, 1977, January 1, 1979 and March 1, 1979 (said Interconnection Agreement, as so modified, being herein called the 1960 Agreement); and

     WHEREAS, the parties desire to further modify the 1960 Agreement, as hereinafter set forth,

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein set forth, the parties agree as follows:

     Section 1. Subsection 3.11 of Section 3 of Service Schedule F - Short Term Power of the 1960 Agreement is hereby modified by the deletion therefrom of the dollar quantity of $0.70 wherever it appears therein and by the substitution therefor of the dollar quantity $0.85 and is also hereby modified by the deletion therefrom of the dollar quantity $0.175 wherever it appears therein and by the substitution therefor of the dollar quantity $0.24.

     Section 2. Subsection 3.12 of Section 3 of Service Schedule F - Short Term Power of the 1960 Agreement is hereby modified and supplemented by the deletion therefrom of the dollar quantities $0.175 and $0.029 wherever they appear therein and by the substitution therefor of the dollar quantities $0.24 and $0.040 respectively.

     Section 3. Subsection 3.11 of Section 3 of Service Schedule I - Limited Term Power (Firm) of the 1960 Agreement is hereby modified by the deletion therefrom of the dollar quantity $3.75 and by the substitution therefor of the dollar quantity $4.50.

     Section 4. Subsection 3.12 of Section 3 of Service Schedule I - Limited Term Power (Firm) of the 1960 Agreement is hereby modified and supplemented by the deletion therefrom of the dollar quantity $0.75 wherever it appears therein and by the substitution therefor of the dollar quantity $1.00.

     Section 5. This Modification No. 13 shall be effective from the date first above written to the expiration date of the 1960 Agreement.

     Section 6. Except as hereinabove modified and amended, all the terms and conditions of the 1960 Agreement shall remain in full force and effect.

     Section 7. This Modification No. 13 shall inure to the benefit of, and be binding upon, the successors and assigns of the respective parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized officers.

                    INDIANAPOLIS POWER & LIGHT COMPANY


                    By  /s/ Zane G. Todd

                    INDIANA & MICHIGAN ELECTRIC COMPANY



                    By  /s/ Frank N. Rien

                        Modification No. 14


                                to


                     INTERCONNECTION AGREEMENT

                      Dated December 30, 1960


                            as amended,


                              between


                INDIANAPOLIS POWER & LIGHT COMPANY


                                and


                INDIANA & MICHIGAN ELECTRIC COMPANY


                            __________

                     Dated as of April 5, 1982


     THIS MODIFICATION NO. 14, made and entered into as of the fifth day of April, 1982 between INDIANAPOLIS POWER & LIGHT COMPANY (Indianapolis Company), an Indiana corporation, and INDIANA & MICHIGAN ELECTRIC COMPANY (Indiana Company), also an Indiana corporation.

                            WITNESSETH:

     WHEREAS, Indianapolis Company and Indiana Company entered into an Interconnection Agreement, dated December 30, 1960, which Agreement was modified hereafter (said Interconnection Agreement, as so modified, being herein called the 1960 Agreement); and

     WHEREAS, the parties desire to further modify the 1960 Agreement, as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein set forth, the parties agree as follows:

     Section 1. Section 3--Compensation of Service Schedule F - Short Term Power of the 1960 Agreement shall be modified and amended to read as follows:

"Section 3 -- Compensation

     3.1 When Indianapolis Company is the supplying party and Indiana Company is the reserving party, the reserving party shall pay the supplying party:

          3.11 For any week that Short Term Power is reserved, $1.05 per kilowatt reserved; less, for each day during any part of which the amount of such Short Term Power is reduced (other than Sunday) by the supplying party, one-sixth of said $1.05 per kilowatt of the reduction (except that in no event shall the total of such deductions in any week exceed $1.05 per kilowatt). For each period less than one week that Short Term Power is reserved, one-fifth of the weekly rate per kilowatt reserved per day; less, for any day during any part of which the amount of Short Term Power is reduced by the supplying party, one-fifth of the weekly rate per kilowatt of the reduction, plus;

          3.12 For each kilowatt of the reserved Short Term Power that is purchased by the supplying party from another system, pre-arranged in accordance with Subsection 2.11 of this Schedule, the excess, if any, of the amount paid therefor by the supplying party over the charge therefor under Subsection 3.11 of this Schedule (or if such amount is less than such charge minus the deficiency), plus;

          3.13 110% of the out-of-pocket cost of supplying Short Term Energy called for during such periods under Subsection 2.12 of this Schedule that comes from the supplying party's own system; plus for energy purchased by the supplying party from another system to supply any part of the Short Term Energy called for during such periods under Subsection 2.12 of this Schedule, 100% of the amount paid therefor by the supplying party plus 10% thereof not to exceed 1.6 mills per kilowatthour.

     3.2 When Indiana Company is the supplying party and Indianapolis Company is the reserving party, the reserving party shall pay the supplying party the following demand rate:

          3.21 Weekly Short Term Power - For any week that Short Term Power is reserved the weekly demand rate shall be equal to $1.25 per kilowatt reserved for such week. In the event the amount of Weekly Short Term Power taken is reduced upon request of the supplying party, the demand charge for each day (other than Sunday) during which such reduction is in effect shall be reduced by one-sixth (1/6) of the supplying party's weekly demand rate per kilowatt of reduction.

          3.22 Daily Short Term Power - For any day that Short Term Power is reserved the daily demand rate shall be equal to the rate of one-fifth (1/5) of the supplying party's Weekly Short Term Power demand rate. In the event the amount of Daily Short Term Power taken is reduced upon request of the supplying party, the demand charge for each day during which such reduction is in effect shall be reduced by one-fifth (1/5) of the above Weekly Short Term Power demand rate per kilowatt of reduction.

          3.23 Third Party Weekly Short Term Power - Whenever the supplying party is in turn reserving power from another interconnected system such interconnected system shall be designated "Third Party". For any week that Weekly Short Term Power is reserved from a Third Party the Third Party Weekly Short Term Power demand rate to Indianapolis Company shall be equal to $0.24 per kilowatt reserved per week plus the demand charge paid therefor by the supplying party to the Third Party. In the event the amount of Third Party Weekly Short Term Power taken is reduced upon the request of the Third Party, the demand charge for each day (other than Sunday) during which such reduction is in effect shall be reduced by one-sixth (1/6) of the Third Party Weekly Short Term Power rate per kilowatt of the reduction.

          3.24  Third Party Daily Short Term Power - For any day that
     Short Term Power is reserved from a Third Party the Third Party Daily Short Term Power demand rate to Indianapolis Company shall be equal to $0.048 per kilowatt reserved per day plus the demand charge paid therefor by the supplying party to the Third Party.

          3.25 When Indiana Company is the supplying party and Indianapolis Company is the reserving party, the reserving party shall pay the supplying party energy charges at the following rates:

          (a) for each kilowatthour that is generated by the supplying party's system 110% of the out-of-pocket costs (including all operating, maintenance, tax, transmission losses and other expenses incurred that would not have been incurred if the energy had not been supplied) of supplying Short Term Energy called for during such period, plus;

          (b) for each kilowatthour purchased by the supplying party from a third party to supply the Short Term Energy called for during such period, 100% of the amount of the energy charge paid therefor by the supplying party plus 1 mill plus any transmission losses, taxes and other expenses incurred that would not have been incurred if such purchase had not been made."

     Section 2. This Modification No. 14 shall be effective from the date first above written to the expiration date of the 1960 Agreement.

     Section 3. Except as hereinabove modified and amended, all the terms and conditions of the 1960 Agreement shall remain in full force and effect.

     Section 4. This Modification No. 14 shall inure to the benefit of and be binding upon the successors and assigns of the respective parties hereto.

     IN WITNESS WHEREOF, the parties herein have caused this Agreement to be executed by their duly authorized officers.

                    INDIANAPOLIS POWER & LIGHT COMPANY

                    By  /s/ Robert W. Hill, President

                    INDIANA & MICHIGAN ELECTRIC COMPANY


                    By  /s/ John E. Dolan

                        Modification No. 15


                                to


                     INTERCONNECTION AGREEMENT

                      Dated December 30, 1960


                              between


                INDIANAPOLIS POWER & LIGHT COMPANY


                                and


                INDIANA & MICHIGAN ELECTRIC COMPANY


                            __________

                   Dated as of September 1, 1985

     THIS MODIFICATION NO. 15, made and entered into as of the 1st day of September, 1985, between INDIANAPOLIS POWER & LIGHT COMPANY ("Indianapolis Company"), an Indiana corporation, and INDIANA & MICHIGAN ELECTRIC COMPANY ("Indiana Company"), also an Indiana corporation;

                            WITNESSETH:

     WHEREAS, Indianapolis Company and Indiana Company entered into an Interconnection Agreement, dated December 30, 1960, which Agreement was modified thereafter (said Interconnection Agreement, as so modified, being herein called the 1960 Agreement); and

     WHEREAS, the parties desire to further modify the 1960 Agreement, as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein set forth, the parties agree as follows:

     Section 1. Section 3 - COMPENSATION of Service Schedule B - Emergency Service of the 1960 Agreement shall be modified and amended to read as follows:

     "Section 3 -- COMPENSATION

          3.1 Emergency Energy delivered under Section 2 above that is generated by the supplying party's system shall be settled for, at the option of the supplying party, either by the return of equivalent energy upon request of such party or by payment of the greater of (a) 110% of the out-of-pocket cost of supplying such energy, and (b) 30.0 mills per kilowatthour thereof;

          3.2 Emergency Energy delivered under Section 2 above that is purchased by the supplying party from another system at the request of the receiving party shall be settled for as follows:

               3.21 When Indiana Company is the supplying party, a demand charge of 2.75 mills per kilowatthour of such purchased energy and an energy charge of 100% of the amount paid therefor by the supplying party plus one mill per kilowatthour of such purchased energy plus any transmission losses and taxes incurred.

               3.22 When Indianapolis Company is the supplying party, the greater of (a) 100% of the amount paid for such energy plus, 1.6 mills per kilowatthour, and (b) 30 mills per kilowatthour."

     Section 2. Subsection 3.21 of Section 3 - COMPENSATION of Service Schedule E - Interchange Power of the 1960 Agreement is hereby modified and amended by deleting the phrase "plus (c) fifteen per cent of the gross savings remaining after deducting all such payments for transmission losses," wherever it appears therein and substituting therefor the following:

     "plus (c) the following:

               3.211 When Indiana Company is the supplying party: The greater of (i) fifteen percent of the gross savings remaining after deducting all such payments for transmission losses or (ii) 3.75 mills per kilowatthour of energy received for transmission plus revenue taxes incurred that would not otherwise have been incurred;

               3.212  When Indianapolis Company is the supplying party:
               Fifteen percent of the gross savings remaining after deducting all such payments for transmission losses."

     Section 3. Subsection 3.3 of Section 3 - COMPENSATION of Service Schedule E - Interchange Power of the 1960 Agreement is hereby modified and amended by deleting the words "delivered hereunder" wherever they appear therein and substituting therefor the phase "delivered under Subsection 2.2 above that is generated by the supplying party's system".

     Section 4.  Section 3 - COMPENSATION of Service Schedule E -
Interchange Power of the 1960 Agreement is hereby modified and amended by adding a new Subsection 3.4 to read as follows:

          "3.4 Non-Displacement Energy delivered under Subsection 2.2 above that is purchased by the supplying party's system from another interconnected system at the request of the receiving party shall be settled for as follows:

               3.41 When Indiana Company is the supplying party; by a demand charge of 2.75 mills per kilowatthour of such purchased energy and an energy charge of 100% of the amount paid therefor by the supplying party, plus one mill per kilowatthour of such purchased energy, plus any transmission losses and revenue taxes incurred that would not otherwise have been incurred.

               3.42 When Indianapolis Company is the supplying party, 100% of the amount paid for such energy plus 10% of that amount, not exceeding, however, 1.6 mills per kilowatthour."

     Section 5. Section 3 - Compensation of Service Schedule F - Short Term Power of the 1960 Agreement shall be modified and amended to read as follows:

     "Section 3 - Compensation

          3.1 When Indianapolis Company is the supplying party and Indiana Company is the reserving party, the reserving party shall pay the supplying party:

               3.11 For any week that Short Term Power is reserved, a rate not to exceed $1.05 per kilowatt reserved; less, for each day during any part of which the amount of such Short Term Power is reduced (other than Sunday) by the supplying party, one-sixth of the weekly rate per kilowatt of the reduction (except that in no event shall the total of such deductions in any week exceed the weekly rate). For each period less than one week that Short Term Power is reserved, one-fifth the weekly rate per kilowatt reserved per day (not to exceed $0.21 per kilowatt reserved per day), less; for any day during any part of which the amount of Short Term Power is reduced by the supplying party, one-fifth of the weekly rate per kilowatt of the reduction (not to exceed $0.21 per kilowatt reserved per day); plus or minus,

               3.12 For each kilowatt of Short Term Power prearranged in accordance with Subsection 2.11 above, that is purchased by the supplying party from another system, the difference, if any, between the amount paid therefor and the amount charged by the supplying party under Subsection
               3.11 above; plus,

               3.13  For Short Term Energy called for under Subsection
               2.12 above that is furnished from the supplying party's system, 110% of the out-of-pocket cost of supplying such energy; plus, for Short Term Energy furnished by the supplying party from another system, 100% of the amount paid therefor plus 10% of such amount or 1.6 mills per kilowatthour, whichever is less.

          3.2 When Indiana Company is the supplying party and Indianapolis Company is the reserving party, the reserving party shall pay the supplying party the following demand rate:

               3.21 Weekly Short Term Power - For any week that Short Term Power is reserved, the weekly demand rate of up to $1.25 per kilowatt. If the amount of Weekly Short Term Power taken is reduced upon request of the supplying party, the demand charge for each day (other than Sunday) such reduction is in effect shall be reduced by one-sixty (1/6) of the supplying party's weekly demand rate per kilowatt of reduction.

               3.22 Daily Short Term Power - For any day that Short Term Power is reserved, the daily demand rate shall be equal to the rate of one-fifth (1/5) of the supplying party's Weekly Short Term Power demand rate. If the amount of Daily Short Term Power taken is reduced upon request of the supplying party, the demand charge for each day such reduction is in effect shall be reduced by one-fifty (1/5) of the above Weekly Short Term Power demand rate per kilowatt of reduction.

               3.23 Third Party Weekly Short Term Power - For any week that Weekly Short Term Power is reserved by the supplying party from another system (hereinafter called a "Third Party"), the Third Party Weekly Short Term Power demand rate to Indianapolis Company shall be equal to $0.46 per kilowatt reserved per week plus the demand charge paid therefor by the supplying party to the Third Party. In the event the amount of Third Party Weekly Short Term Power taken is reduced upon the request of the Third Party, the demand charge for each day (other than Sunday) such reduction is in effect shall be reduced by one-sixth (1/6) of the Third Party Weekly Short Term Power rate per kilowatt of the reduction.

               3.24 Third Party Daily Short Term Power - For any day that Short Term Power is reserved from a Third Party, the Third Party Daily Short Term Power demand rate to Indianapolis Company shall be equal to $0.092 per kilowatt reserved per day, plus the demand charge paid therefor by the supplying party to the Third Party.

          3.3 When Indiana Company is the supplying party and Indianapolis Company is the reserving party, the reserving party shall pay the supplying party energy charges at the following rates:

               3.31 For each kilowatthour that is generated by the supplying party's system, up to 110% of the out-of-pocket costs of supplying Short Term Energy called for under Subsection 2.12 above (including all operating, maintenance, tax, transmission losses and other expenses incurred that would not have been incurred if the energy had not been supplied); plus,

               3.32 For each such kilowatthour purchased by the supplying party from a Third Party, 100% of the amount of the energy charge paid therefor by the supplying party plus 1 mill plus any transmission losses, taxes and other expenses incurred that would not have been incurred if such purchase had not been made.

          3.4  Notwithstanding the rates stated in subsections 3.21 and
     3.31 above; when Indiana company is the supplying party, the sum of the above demand charges and the above energy charges for each specific reservation made pursuant to Section 2 above of Service Schedule F shall not be less than 110% of the total out-of-pocket cost of supplying the Short Term Energy for such reservation."

     Section 6. Section 3 - Compensation of Service Schedule I - Limited Term Power (Firm) shall be modified and amended to read as follows:

     "Section 3 - Compensation

          3.1 When Indianapolis Company is the supplying party and Indiana Company is the reserving party, the reserving party shall pay the supplying party:

               3.11 For any month that Limited Term Power (Firm) is reserved in accordance with Section 2 above, a rate not to exceed $5.50 per kilowatt so reserved; plus or minus,

               3.12 For each kilowatt of Limited Term Power (Firm) prearranged in accordance with Subsection 2.11 above, that is furnished by the supplying party from another system, the difference, if any, between the amount paid therefor and the amount charged by the supplying party under Subsection 3.11 above; plus,

               3.13 For Limited Term Energy (Firm) called for under Subsection 2.12 above that is furnished from the supplying party's system, 110% of the out-of-pocket cost of supplying such energy; plus, for Limited Term Energy
               (Firm) furnished by the supplying party from another system, 100% of the amount paid therefor plus 10% of such amount or 1.6 mills per kilowatthour, whichever is less.

          3.2 When Indiana Company is the supplying party and Indianapolis Company is the reserving party, the reserving party shall pay the supplying party:

               3.21 For any month such Limited Term Power (Firm) is reserved in accordance with Section 2 above, a rate of up to $6.50 per kilowatt so reserved; plus

               3.22 110% of the out-of-pocket cost (including all operating, maintenance, tax, transmission losses and other expenses incurred that would not have been incurred if the energy had not been supplied) of supplying Limited Term Energy (Firm) called for during such period that is generated by the supplying party's system; plus

               3.23  For each kilowatt of the reserved Limited Term Power
               (Firm) that is purchased by the supplying party from a Third Party, the excess, if any, of the amount paid therefor by the supplying party over the charge therefor under subsection 2.11 of this Service Schedule (or, if such amount is less than such charge, minus the deficiency); plus

               3.24 For each month such Limited Term Power (Firm) is reserved, $2.00 per kilowatt, plus 1 mill per kilowatt-hour."

     Section 7. This Modification No. 15 shall be effective from the date first above written to the expiration date of the 1960 Agreement.

     Section 8. Except as hereinabove modified and amended, all the terms and conditions of the 1960 Agreement shall remain in full force and effect.

     Section 9. This Modification No. 15 shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

     IN WITNESS WHEREOF, the parties herein have caused this Agreement to be executed by their duly authorized officers.

                    INDIANAPOLIS POWER & LIGHT COMPANY


                    By  /s/ Robert W. Hill
                       Robert W. Hill, President
                       and Chief Operating Officer

                    INDIANA & MICHIGAN ELECTRIC COMPANY


                    By  signature illegible


                        Modification No. 16


                                to


                     INTERCONNECTION AGREEMENT

                      Dated December 30, 1960


                            as amended,



                              between


                INDIANAPOLIS POWER & LIGHT COMPANY


                                and


                  INDIANA MICHIGAN POWER COMPANY

          (Formerly Indiana & Michigan Electric Company)
                            __________

                   Dated as of September 4, 1991

     THIS MODIFICATION NO. 16, made and entered into as of the fourth day of September, 1991, between INDIANAPOLIS POWER & LIGHT COMPANY ("IPL"), an Indiana corporation, and INDIANA MICHIGAN POWER COMPANY ("I&M"), also an Indiana corporation;

                            WITNESSETH,

     WHEREAS, IPL and I&M entered into an Interconnection Agreement, dated December 30, 1960, with 15 modifications and 4 unilateral rate filings thereto (said Interconnection Agreement, as so modified, being herein called the 1960 Agreement); and

     WHEREAS, the parties desire to further modify the 1960 Agreement, as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants set forth herein, the parties agree as follows:

     SECTION 1. It is hereby agreed that a new Service Schedule L -- Peaking Power and Energy and Seasonal Exchange and Energy be made a part of the 1960 Agreement in the form attached hereto as Appendix I.

     SECTION 2. It is hereby further agreed that Section 3.03 of Article 3 of the 1960 Agreement be modified to read:

          "3.03 The following service schedules are agreed to and hereby made a part of this agreement:


          Service Schedule A--Firm Power to Indianapolis
          Service Schedule B--Emergency Service
          Service Schedule C--Coordination of Scheduled Maintenance of
                                Generating Facilities
          Service Schedule D--Energy Transfer
          Service Schedule E--Interchange Power
          Service Schedule F--Short Term Power
          Service Schedule I--Limited Term Power (Firm)
          Service Schedule K--Conservation Energy
          Service Schedule L--Peaking Power and Energy and Seasonal
                    Exchange Power and Energy"

     SECTION 3. Except as hereinbefore modified and amended, all the terms and conditions of the 1960 Agreement shall remain in full force and effect.

     SECTION 4. This Modification No. 16 shall inure to the benefit of, and be binding upon, the successors and assigns of the respective parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective duly authorized officers.

                    INDIANAPOLIS POWER & LIGHT COMPANY


                    By /s/ Ramon L. Humke
                       Ramon L. Humke
                       President and Chief Operating
                       Officer

ATTEST:

/s/ Clark L. Snyder
Clark L. Snyder
Assistant Secretary


                    INDIANA MICHIGAN POWER COMPANY


                    By /s/ illegible
                      Vice Chairman of the Board and
                       Chief Executive Officer

ATTEST:

/s/ John D. Loujo, Jr.
Secretary

                        SERVICE SCHEDULE L
                     PEAKING POWER AND ENERGY
              AND SEASONAL EXCHANGE POWER AND ENERGY

              Under Agreement dated December 30, 1960

                              between

                Indianapolis Power & Light Company

                                and

                  Indiana Michigan Power Company

          (Formerly Indiana & Michigan Electric Company)

SECTION 1 - DURATION

1.1 This Service Schedule, a part of and under the above referenced agreement between Indianapolis Power & Light Company ("IPL") and Indiana Michigan Power Company ("I&M"), shall become effective on April 1, 1992, and shall continue in effect through March 31, 1997 or thereafter as provided in
Section 2.6 and/or Section 2.7(a) below ("Contract Period").

SECTION 2 - SERVICES TO BE RENDERED

2.1 Throughout the Contract Period and subject to the terms of this Service Schedule L:

     a) I&M shall, upon call, make arrangements for and shall stand ready to deliver power ("Peaking Power") and associated energy ("Peaking Energy"), and IPL shall stand ready to receive and shall pay for such Peaking Power and Energy in accordance with the rates specified in Section 3 below, and
     b) both Parties shall, upon call, stand ready to deliver power ("Seasonal Energy Power") and associated energy ("Seasonal Exchange Energy"), and both Parties shall stand ready to receive such power and energy in the manner described in Section 2.7 below, and to pay for Seasonal Exchange Energy in accordance with the rates specified in Section 3 below.

2.2 The Peaking Power delivered hereunder, in any hour, shall not exceed the megawatthours ("MWH") per hour during the periods specified below:

     a)   100 MWH per hour from April 1, 1992 - March 31, 1993;
     b)   200 MWH per hour from April 1, 1993 - March 31, 1997;
     c) 200 MWH per hour from April 1, 1997 - December 31, 1997, if IPL chooses to continue service under Service Schedule L pursuant to subsection 2.67 below; and
     d) 200 MWH per hour from January 1, 1998 - November 30, 1999, if IPL chooses to continue service under Service Schedule L pursuant to subsection 2.6 below.

2.3 The Peaking Energy delivered hereunder, shall not exceed the amount of MWH during the periods as specified below:

     a)   66,000 MWH during April 1, 1992 - December 31, 1992;
     b)   87,600 MWH during April 1, 1993 - December 31, 1993, plus 66,000
          MWH during April 1, 1993 - December 31, 1993;
          175,200 MWH during January 1, 1994 - December 31, 1994;
          175,200 MWH during January 1, 1995 - December 31, 1995;
          175,700 MWH during January 1, 1996 - December 31, 1996;
          43,200 MWH during January 1, 1997 - March 31, 1997;
     c) or 175,200 MWH during January 1, 1997 - December 31, 1997 if IPL chooses to continue service under Service Schedule L pursuant to subsection 2.6 below; and
     d)   175,200 MWH during January 1, 1998 - December 31, 1998,
          160,300 MWH during January 1, 1999 - November 30, 1999, if IPL chooses to continue service under Service Schedule L pursuant to subsection 2.6 below.

2.4 IPL shall inform I&M by 2 p.m. Eastern Standard Time each day of its expected hourly schedule for Peaking Energy in whole megawatthours per hour for the next day. IPL shall schedule Peaking Power and Energy in incremental blocks of 100 MWH per hour. Thereafter, IPL may, due to unforeseen circumstances, make changes to this schedule by giving reasonable notice thereof.

2.5 The availability of Peaking Power and Energy, and I&M's obligation to deliver same to IPL in any hour, is contingent upon the ability of the American Electric Power ("AEP") System to first meet its internal load and its firm load commitments as of the effective date of this Service Schedule L, plus any base load capacity sales up to 1500 MW. The present AEP System firm load commitments are: 31 MW (not to exceed 75 MW over the term of this Agreement) for Richmond Power and Light Company; 50 MW for Wabash Valley Power Association, Inc., through December 31, 1997; 500 MW for Virginia Power Company, through December 31, 1999, subject to Rockport Unit 1 availability; 250 MW for Carolina Power & Light Company, subject to Rockport Unit 2 availability, through December 31, 2009; 100 MW for American Municipal Power-Ohio, Inc. through December 31, 1997 with options to extend through November 30, 2001; and the Backup Power requirements of Buckeye Power, as described in the Station Agreement between the Ohio Power company, Buckeye Power, Inc. and Cardinal Operating Company, dated January 1, 1968. If, after satisfying its internal and firm load commitments, the AEP System's resources are not sufficient for I&M to meet its obligation to delivery Peaking Power and Energy to IPL, I&M shall arrange for the purchase of hourly or daily power from non-AEP sources, to the extent such power is available, deliverable, and required, in order to deliver Peaking Power and Energy scheduled by IPL pursuant to this Service Schedule L.

2.6 By March 31, 1995, IPL will provide written notice to I&M with respect to IPL's desire to extend the Contract Period and continue service under Service Schedule L through December 31, 1997. If the Contract Period has been extended through December 31, 1997, then by January 1, 1996, IPL will provide written notice to I&M, with respect to IPL's desire to further extend the Contract Period and continue service under Service Schedule L through November 30, 1999.

2.7  a)   By December 31, 1993, IPL will provide written notice to I&M, with respect to IPL's desire to exchange Seasonal Exchange Power and Energy during a portion of the Contract Period, from June, 1995 through February, 1999.

     b) The maximum rate of delivery of Seasonal Exchange Power and Energy supplied hereunder, in any hour, shall not exceed 50 MWH per hour.

     c) A purchasing Party shall inform the supplying Party by 2 p.m. Eastern Standard Time each day of its expected hourly schedule for Seasonal Exchange Power and Energy in whole megawatt hours per hour for the next day. Thereafter, the purchasing party may, due to unforeseen circumstances, make changes to this schedule by giving reasonable notice.

     d) The availability of Seasonal Exchange Power and Energy and a supplying Party's obligation to deliver same to the purchasing Party in any hour is contingent upon the ability of the supplying Party to first meeting its internal load and its firm load commitments as of the effective date of this Service Schedule L. The present firm load commitments of the AEP System are as enumerated in Section 2.5 above.

     e) For the period defined in Section 2.7(a) during which Seasonal Exchange Power and Energy is agreed to be exchanged, I&M shall supply 50 MWH per hour to IPL during the months of June through August in the summer seasons of 1995, 1996, and 1997 and IPL shall supply 50 MWH per hour to I&M during the months of December through February in the winter seasons of 1995/1996, 1996/1997, 1997/1998 and 1998/1999.

     f) Seasonal Exchange of Power and Energy may be extended from time to time after the period defined in Section 2.7(a) in such amount and for such periods as may be mutually agreed upon by the parties.

2.8 I&M and IPL shall at all times operate and maintain their respective generation and transmission systems in a manner consistent with safe, prudent and efficient operating practices that are generally considered by the electric utility industry as being prudent utility practice.

SECTION 3 - COMPENSATION

3.1 Demand Charges - IPL shall make monthly payments to I&M for Peaking Power during the term of this Service Schedule L as follows:

     a)   $600,000 from April 1, 1992 through March 31, 1993;

     b)   $1,200,000 from April 1, 1993 through March 31, 1997;

     c) $1,200,000 from April 1, 1997 through December 31, 1997 if IPL chooses to continue service under Service Schedule L pursuant to subsection 2.6 above; and

     d) $1,550,000 from January 1, 1998 through November 30, 1999, if IPL chooses to continue service under Service Schedule L pursuant to subsection 2.6 above.

3.2 Energy Charges - IPL shall make monthly payments to I&M for Peaking Energy delivered during the term of this Service Schedule L. The monthly charges will equal the out-of-pocket cost of supplying Peaking Energy delivered during the month, pursuant to subsection 2.4 above, including all operating, variable maintenance, tax, transmission losses, the cost as agreed to by the Operating Committee or replacement of consumed SO2 and other atmospheric emission allowances, if any, when such allowance programs become effective, and other expenses incurred which would not have been incurred if the energy had not been supplied. Energy charges are subject to review by the Operating Committee. However, the out-of-pocket cost for any hour during which AEP generates or purchases power to meet its obligation to deliver Peaking Power and Energy to IPL shall not exceed the calculated out-of-pocket cost of operating a gas turbine plant with a Heat Rate of 11,121 /BUT/KWH during the same month. The calculation of the out-of-pocket cost of operating a gas turbine plant shall be made as agreed upon by the Operating Committee. The gas cost for this maximum rate calculation will be equal to the cost experienced by IPL the previous month for its own gas fired peaking capacity or the cost of natural gas for Indiana as listed in the table "Average Price of Natural Gas Delivered to Electric Utility Consumers by State" (current Table 31) in the "Energy Information Administration/Natural Gas Monthly" for the previous month, if IPL shall not have operated such generating capacity in the month. IPL shall inform I&M of such costs in a timely manner.

3.3 Charges for Seasonal Exchange Power. There shall be no demand Charge for Seasonal Exchange Power. IPL shall make monthly payments to I&M during the summer seasons and I&M shall make monthly payments to IPL during the winter seasons, pursuant to Section 2.7(e), for Seasonal Exchange Energy delivered. The monthly charges will equal the delivering company's out-of-pocket cost of supplying such Energy as defined in subsection 3.2 above, plus the lesser of a) 10% of such out-of-pocket cost or b) 3 mills/KWH.

SECTION 4 -- REGULATORY APPROVAL

4.1 If the Federal Energy Regulatory Commission ("FERC") does not accept this Service Schedule L for filing within ninety (90) days of its submission, either Party may terminate this Service Schedule. If the FERC requires modification to the rates, terms, or conditions of this Service Schedule L as a condition of accepting it for filing, either Party may terminate this Service Schedule. In the event the Indiana Utility Regulatory Commission ("IURC") does not authorize IPL to sue one of the purchase power cost recovery mechanisms requested by IPL, or in IPL's first general retail electric rate proceeding ("Rate Case") following the effective date of this Service Schedule L, the IURC disallows recovery of past Demand Charges paid by IPL hereunder and/or disallows future Demand Charges hereunder which are fixed, known and measurable for such rate proceeding, then in any such event, IPL may terminate this Service Schedule L.

4.2 Notice of any termination under this Section 4 shall be given in writing by either Party to the other Party within thirty (30) days after final action (final action being limited to relief available solely from such regulatory authority without the necessity of filing any petition for rehearing or reconsideration) of the regulatory authority involved which imposes such modification, as hereinabove described, or which fails to provide recovery by IPL of the Demand Charges payable by it under this Service Schedule L. This Service Schedule L shall automatically terminate thirty (30) days after the date of such notice.

                        MODIFICATION NO. 17
                              TO THE
                     INTERCONNECTION AGREEMENT
                              BETWEEN
                INDIANAPOLIS POWER & LIGHT COMPANY
                                AND
                  INDIANA MICHIGAN POWER COMPANY


THIS AMENDMENT made and entered into as of the 1st day of January, 1995 by Indianapolis Power & Light Company ("IPL"), being an Amendment to the Interconnection Agreement between Indiana Michigan Power Company ("Buyer") and IPL dated December 30, 1960, as amended (the "Agreement").


                            WITNESSETH:


WHEREAS, IPL and Indiana Michigan Power Company entered into the Agreement on December 30, 1960, which Agreement has been amended from time to time;


WHEREAS, the Agreement provides for the sale of power and energy by IPL under Service Schedules described as:

          Service Schedule B                 Emergency Service
          Service Schedule E                 Interchange Power
          Service Schedule F                 Short Term Power
          Service Schedule I                 Limited Term Power
                                                (Firm)
          Service Schedule L                 Peaking Power and
                                             Energy and Seasonal
                                             Exchange Power and
                                             Energy

WHEREAS, the Agreement provides for the recovery of incremental costs or "out-of-pocket" costs occasioned by the sale by IPL of electric energy;

WHEREAS, IPL has implemented its Emissions Constrained Dispatch Plan, attached hereto;


WHEREAS, the rates for Emergency Service, Interchange Power, Short Term Power, Limited Term Power (Firm), and Peaking Power and Energy and Seasonal Exchange Power and Energy, do not expressly include the cost of replacing sulfur dioxide ("SO2") emission allowances expended in order to provide such energy in compliance with Federal laws governing SO2 emission;


WHEREAS, IPL desires to amend the Agreement to clarify recovery of out-of-pocket costs occasioned by the sale of said energy as including the recovery of the incremental cost of SO2 emission allowances;


NOW, THEREFORE, in consideration of the premises and the terms and conditions set forth herein; IPL desires to amend the Agreement as follows:


Section 1.     Compensation for SO2 Emission Allowances.

The Buyer shall compensate IPL for the consumption of Sulfur Dioxide Emissions Allowances ("SO2 Allowances") directly attributed to electric energy sales by IPL to Buyer under the Service Schedules. Such compensation shall, at Buyer's option, be made by either supplying IPL with the number of SO2 Allowances directly attributed to such energy sales, or by reimbursing IPL for the incremental cost of such number of SO2 Allowances, rounded to the nearest whole SO2 Allowance.


If Buyer opts to reimburse IPL in cash for SO2 Allowances associated with Buyer's energy purchases for the month, the cash amount due at billing will be determined by multiplying the number of SO2 Allowances attributed to the sale by the incremental cost of the SO2 Allowances, as determined in Section 2.2, at the time of the sale.


If Buyer opts to reimburse IPL in SO2 Allowances, Buyer will record or transfer to IPL's account, the number of SO2 Allowances calculated below, at the time cash settlement for the energy is due. In all cases, Buyer will transfer to IPL's account the number of SO2 Allowances due IPL for calendar year no later than January 15 of the following year. "Transfer to IPL's account" shall mean, for purposes of the Amendment, the transfer by the USEPA of the requisite number of SO2 Allowances to IPL's Allowance Tracking System account and the receipt by IPL of the Allowance Transfer Confirmation.


Section 2.     Determination of SO2 Emission Allowances Due IPL.

     Section 2.1.   Number of SO2 Allowances

     The number of SO2 Allowances directly attributed to an energy sale made by IPL shall be determined for each hour, by determining the contribution from each of the unit(s) from which the energy sale is being made for that hour. For each unit, the emission rate in pounds of SO2 per million Btu will be determined each month, from fuel sulfur content, control equipment performance, and continuous emissions monitoring data. The emission rate and the unit heat rate will be used to determine the SO2 Allowances used per megawatt-hour ("MWH"). The energy from each unit attributable to the sale, and the SO2 Allowances per MWH for each unit, will be used to determine the number of SO2 Allowances attributable to the sale.


     Section 2.2 .  Cost of SO2 Allowances

     The incremental SO2 Allowance cost used to determine economic dispatch of IPL's generating units in any month, will also be the basis used to determine compensation for IPL's energy sales. The incremental SO2 Allowances cost, in dollars per ton of SO2, shall be determined each month and will be based on the Cantor Fitzgerald offer price for SO2 Allowances, or if such is not available, then another nationally recognized SO2 Allowance trading market price or market price index, at the beginning of the month. The SO2 Allowance value may be changed at any time during the month to reflect the more current incremental cost, or market price, for SO2 Allowances. Buyer will be notified of the new SO2 Allowance value prior to dispatch of IPL energy to Buyer.



Section 3.     Effective Date.

This Amendment to the Agreement shall be made effective as of January 1, 1995.

IN WITNESS WHEREOF, IPL has caused the foregoing Amendment to be signed by its duly authorized officer, effective as of the date set forth above.

                         INDIANAPOLIS POWER & LIGHT COMPANY


                         By: /s/ John C. Berlier, Jr.

                         John C. Berlier, Jr.
                         Vice President
                         Resource Planning and Rates


ADDENDUM I
                                                  Page 5 of 40

                                ADDENDUM I

                                    to

                         Interconnection Agreement

                                  between

                INDIANA & MICHIGAN ELECTRIC COMPANY (I&ME)

                                    and

                 INDIANAPOLIS POWER & LIGHT COMPANY (IP&L)

                    (I&ME's Rate Schedule FERC No. 21)

SECTION 1. Subsection 3.3 of Section 3 of Service Schedule E - Interchange Power of the 1960 Interconnection Agreement between I&ME and IP&L is hereby amended and supplemented by the deletion therefrom of the first sentence of such subsection 3.3 and by the substitution therefor of the following sentence. "Non-Displacement Energy delivered under subsection 2.2 above that is generated by the supplying party's system shall be settled for either by the return of equivalent energy or, at the option of the party that supplied such energy, by payment of the out-of-pocket cost (OPC)--such cost being as of the delivery point or points, as provided for in Section 5.01 of said Interconnection Agreement, taking into account electrical losses incurred from the source or sources of such energy to said delivery point or points--of the supplying party in generating or supplying such energy plus ten per cent of such cost when Indianapolis Company is the generating party and by payment of a demand charge of up to 25 mills per kilowatthour plus an energy charge of up to 110% of OPC when Indiana Company is the generating party."

SECTION 2. Section 3 of Service Schedule E - Interchange Power of the 1960 Interconnection Agreement between I&ME and IP&L is hereby amended and supplemented by the addition of the following new subsection numbered 3.5 at the end of Section 3:

     "3.5 Notwithstanding Indiana Company's rates stated in subsection 3.3 above, the sum of the above demand charges and the above energy charges for each specific reservation made pursuant to subsection 2.2 of this Service Schedule shall not be less than 100% of the out-of-pocket cost of supplying the Non-Displacement Energy for such reservation."

SECTION 3. Subsection 3.21 of Section 3 of Service Schedule F - Short Term Power of the 1960 Interconnection Agreement between I&ME and IP&L is hereby amended and supplemented by the deletion therefrom of the quantity "$1.25" wherever it appears therein and by the substitution therefor of the quantity "$2.00".

In WITNESS WHEREOF, Indiana & Michigan Electric Company hereto has caused this Agreement to be executed by a duly authorized officer.

                              INDIANA & MICHIGAN ELECTRIC COMPANY


                              By  /s/ signature illegible
                                   Vice President


ADDENDUM II
                                                  Page 3 of 12

                                ADDENDUM II

                                    to

                         Interconnection Agreement

                                  between

                INDIANA & MICHIGAN ELECTRIC COMPANY (I&ME)

                                    and

                 INDIANAPOLIS POWER & LIGHT COMPANY (IP&L)

                    (I&ME's Rate Schedule FERC No. 21)

SECTION 1. Subsection 3.21 of Section 3 of Service Schedule B - Emergency Service of the 1960 Interconnection Agreement between I&ME and IP&L is hereby amended and supplemented by the deletion therefrom of the words "2.75 mills per kilowatthour of such purchased energy" wherever they appear therein and by the substitution therefor of the words "5.75 mills per kilowatt reserved per hour".

SECTION 2. Subsection 3.211 of Section 3 of Service Schedule E - Interchange Power of the 1960 Interconnection Agreement between I&ME and IP&L is hereby amended and supplemented by the deletion therefrom of the words "3.75 mills per kilowatthour of energy received for transmission" wherever they appear therein and by the substitution therefor of the words "the sum of a demand charge of 5.75 mills per kilowatt reserved per hour from a third party and an energy charge of one mill per kilowatthour of energy received from the third party."

SECTION 3. Subsection 3.41 of Section 3 of Service Schedule E - Interchange Power of the 1960 Interconnection Agreement between I&ME and IP&L is hereby amended and supplemented by the deletion therefrom of the words "2.75 mills per kilowatthour of such purchased energy" wherever they appear therein and by the substitution therefor of the words "5.75 mills per kilowatt reserved per hour".

In WITNESS WHEREOF, Indiana & Michigan Electric Company hereto has caused this Agreement to be executed by a duly authorized officer.

                         INDIANA & MICHIGAN ELECTRIC COMPANY


                         By  /s/ signature illegible
                              Vice President

                                        COMPLIANCE FILING

The Interconnection Agreement dated December 30, 1960 between Indiana & Michigan Electric Company (I&ME) and Indianapolis Power & Light Company (IP&L), I&ME's rate schedule FERC No. 21 is hereby amended in accordance with Order Accepting Proposed Rates for Filing, Noting Intervention, Granting Waiver of Notice Requirements in Part, and Terminating Dockets, of the Federal Energy Regulatory Commission, in Dockets Nos. ER87-280-000, ER87-281-000, and ER87-355-000, issued June 16, 1987.

SECTION 1. Subsection 3.21 of Section 3 of Service Schedule B - Emergency Service of the 1960 Interconnection Agreement between I&ME and IP&L is hereby amended and supplemented by the deletion therefrom of the words, "a demand charge of 5.75 mills per kilowatt reserved per hour and" and by the substitution therefor of the following words "a demand charge of 5.75 mills per kilowatt reserved per hour but the total demand charge in any one day shall be no more than the product of $0.092 times the highest amount in kilowatts reserved in any hour during the day and".

SECTION 2. Subsection 3.211 of Section 3 of Service Schedule E - Interchange Power of the 1960 Interconnection Agreement between I&ME and IP&L is hereby amended and supplemented by the deletion therefrom of the words, "a demand charge of 5.75 mills per kilowatt reserved per hour from a third party and" and by the substitution therefor of the words, "a demand charge of 5.75 mills per kilowatt reserved per hour but the total demand charge in any one day shall be no more than the product of $0.092 times the highest amount in kilowatts reserved in any hour during the day and".

SECTION 3. Subsection 3.3 of Section 3 of Service Schedule E - Interchange Power of the 1960 Interconnection Agreement between I&ME and IP&L is hereby amended and supplemented by the deletion therefrom of the words, "a demand charge of up to 25 mills per kilowatthour plus" and by the substitution therefor of the following words, "a demand charge of up to 25 mills per kilowatthour but the total demand charge in any one day shall be no more than the product of $0.40 times the highest amount in kilowatts reserved in any hour during the day plus".

SECTION 4. Subsection 3.41 of Section 3 of Service Schedule E - Interchange Power of the 1960 Interconnection Agreement between I&ME and IP&L is hereby amended and supplemented by the deletion therefrom of the words, "a demand charge of 5.75 mills per kilowatt reserved per hour and" and by the substitution therefor of the following words" a demand charge of 5.75 mills per kilowatt reserved per hour from a third party, but the total demand charge in any one day shall be no more than the product of $0.092 times the highest amount in kilowatts reserved in any hour during the day and".


ADDENDUM III
                                                  Page 5 of 42

                               ADDENDUM III

                           Dated:  July 1, 1988

                                    to

                         Interconnection Agreement

                         Dated:  December 30, 1960

                                  between

                    Indianapolis Power & Light Company

                                    and

                      Indiana Michigan Power Company

SECTION 1. Subsection 2.1 of Section 2 of Service Schedule B - Emergency Service of this 1960 Interconnection Agreement between Indiana Company and Indianapolis Company is hereby amended and supplemented by the deletion therefrom of the sentence "Either party may, upon request, deliver energy hereunder in the event of an emergency jeopardizing the ability of a system interconnected with the system of the requesting party to meet its native load and other firm commitments."

SECTION 2. Section 3 of Service Schedule B - Emergency Service of this 1960 Interconnection Agreement between Indiana Company and Indianapolis Company is deleted and replaced by the following new Section 3:

"Section 3 - COMPENSATION

3.1  The supplying party shall pay the receiving party:

     3.11 When Indiana Company is the supplying party, electric energy delivered under Section 2 above shall be settled for by the payment of the greater of (a) 110% of the out-of-pocket cost (including all operating, maintenance, tax, the cost of transmission losses and other expenses incurred that would not have been incurred if the energy had not been supplied) of supplying such energy or (b) 10 cents per kilowatthour thereof.

     3.12 When Indianapolis Company is the supplying party, Emergency Energy delivered under Section 2 above that is generated by the supplying party's system shall be settled for, at the option of the supplying party, either by the return of equivalent energy upon request of such party or by payment of the greater of (a) 110% of the out-of-pocket cost of supplying such energy and (b) 30.0 mills per kilowatthour thereof;

3.2 Emergency Energy delivered under Section 2 above that is purchased by the supplying party from another system at the request of the receiving party shall be settled for as follows:

     3.21 When Indianapolis Company is the supplying party, the greater of (a) 100% of the amount paid for such energy plus, 1.6 mills per kilowatthour, and (b) 30 mills per kilowatthour."

SECTION 3. Subsection 3.23 of Section 3 of Service Schedule F - Short Term Power of this 1960 Interconnection Agreement between Indiana Company and Indianapolis Company is hereby amended and supplemented by the deletion of the last sentence of subsection
3.23 and by the addition of the following sentence:

"In the event the amount of Weekly Third Party Short Term Power taken by Indianapolis Company is reduced by Indiana Company because of a transmission burden on its system, the rate in subsection 3.23 shall be reduced by a) $0.0766 per kilowatt of the reduction for each day (other than Sunday) during which such reduction is in effect, plus (b) the reduction, if any, in the demand charge paid by Indiana Company to the Third Party."

Indiana Michigan Power Company



By  /s/ signature illegible

ADDENDUM IV
Page 10 of 65

                                ADDENDUM IV

                                    to

                         Interconnection Agreement

                         Dated:  December 30, 1960

                                  between

                    Indianapolis Power & Light Company

                                    and

                      Indiana Michigan Power Company

                       Amended as of August 21, 1989

     SECTION 1.  Subsection 3.21 of Section 3 of Service Schedule
F - Short Term Power of the 1960 Interconnection Agreement between Indiana Company and Indianapolis Company is hereby amended and supplemented by the deletion therefrom of the words
"up to $2.00" and by the substitution therefor of the words "up to $3.70".

     SECTION 2.  Subsection 3.22 of Section 3 of Service Schedule
F - Short Term Power of the 1960 Interconnection Agreement between Indiana Company and Indianapolis Company is hereby replaced with the following subsection 3.22

"3.22 Daily Short Term Power - For any day that Short Term Power is reserved, at the rate of up to $.74 per kilowatt reserved per such day. In the event the amount of Daily Short Term Power taken is reduced upon request of the supplying party, the demand charge shall be reduced to zero per kilowatt of reduction for each day during which such reduction is made."

     SECTION 3.  Subsection 3.4 of Section 3 of Service Schedule
F - Short Term Power of the 1960 Interconnection Agreement between Indiana Company and Indianapolis Company is hereby replaced with the following subsection 3.4.

"3.4 When Indiana Company is the supplying party the sum of the demand and energy charges for each specific reservation made pursuant to Section 2 of this Service Schedule shall not exceed the total of:

(1) the product of the number of kilowatts reserved for such reservation times the maximum weekly and Daily demand charges specified above in subsections 3.21 and 3.22 as appropriate, and
(2) the product of the number of kilowatthours supplied for such reservation times 110% of the average cost per kilowatthour of energy generated by Indiana Company's Rockport Unit No. 1 for the second next preceding month; but however in no case shall such total be less than 110% of the out-of-pocket cost of supplying the Short Term Energy for such reservation."

     SECTION 4. Subsection 3.21 of Section 3 of Service Schedule I - Limited Term Power (Firm) of the 1960 Interconnection Agreement between Indiana Company and Indianapolis Company is hereby amended and supplemented by the deletion therefrom of the words "up to $6.50" and by the substitution therefor of the words up to $18.75".

     SECTION 5. Subsection 3.22 of Section 3 of Service Schedule I - Limited Term Power (Firm) of the 1960 Interconnection Agreement between Indiana Company and Indianapolis Company is hereby amended and supplemented by the deletion therefrom of the words "110% of the" and by the substitution therefor of the words "up to 110% of the".

     SECTION 6.  Section 3 of Service Schedule I - Limited Term
Power (Firm) of the 1960 Interconnection Agreement between
Indiana Company and Indianapolis Company is hereby amended by the addition of the following new subsection 3.25.

"3.25 When Indiana Company is the supplying party the sum of the demand and energy charges for each specific reservation made pursuant to Section 2 of this Service Schedule shall not exceed the total of:

(1) the product of the number of kilowatts reserved for such reservation times the maximum monthly demand charge specified above in subsection 3.21, and (2) the produce of the number of kilowatthours supplied for such reservation times 110% of the average cost per kilowatthour of energy generated by Indiana Company's Rockport Unit No. 1 for the second next preceding month; but however in no case shall such total be less than 110% of the out-of-pocket cost of supplying the Limited Term Energy for such reservation."

     SECTION 7. Subsection 3.3 of Section 3 of Service Schedule E - Interchange Power of the 1960 Interconnection Agreement between Indiana Company and Indianapolis Company is hereby amended and supplemented by the deletion therefrom of the words "25 mills" and by the substitution therefor of the words "46 mills".

     SECTION 8.  Subsection 3.3 of Section 3 of Service Schedule
E - Interchange Power of the 1960 Interconnection Agreement between Indiana Company and Indianapolis Company is hereby amended and supplemented by the deletion therefrom of the quantity "$0.40" and by the substitution therefor of the quantity
"$0.74".

     SECTION 9.  Subsection 3.5 of Section 3 of Service Schedule
E - Interchange Power of the 1960 Interconnection Agreement between Indiana Company and Indianapolis Company is hereby replaced with the following subsection 3.5.

"3.5 When Indiana Company is the supplying party the sum of the demand and energy charges for each specific reservation made pursuant to subsection 2.2 of this Service Schedule shall not exceed the total of:

(1) the product of the number of kilowatts reserved for such reservation times the maximum hourly demand charge specified above in subsection 3.3, and (2) the product of the number of kilowatthours supplied for such reservation times 110% of the average cost per kilowatthour of energy generated by Indiana Company's Rockport Unit No. 1 of the second next preceding month; but however in no case shall such total be less than 100% of the out-of-pocket cost of supplying the energy for such reservation."



ADDENDUM V


TO THE


INTERCONNECTION AGREEMENT


AMONG


INDIANAPOLIS POWER & LIGHT COMPANY


AND

INDIANA MICHIGAN POWER COMPANY
(formerly INDIANA & MICHIGAN ELECTRIC COMPANY)




Effective as of


ADDENDUM V
TO THE
INTERCONNECTION AGREEMENT
BETWEEN
INDIANAPOLIS POWER & LIGHT COMPANY
AND
INDIANA MICHIGAN POWER COMPANY
(formerly INDIANA & MICHIGAN ELECTRIC COMPANY)


     Pursuant to Order No. 888, Indianapolis Power &
Light Company (IPL) restates the rates for service provided by IPL under the Interconnection Agreement as the following:

1) The Interconnection Agreement provides for IPL sales of capacity and energy under service schedules described as:

Service Schedule B - Emergency Service
Service Schedule E - Interchange Power
Service Schedule F - Short Term Power
Service Schedule I - Limited Term Power (Firm)

2) The wholesale generation component of the rate applicable to service under these Service Schedules shall be the bundled rate minus the transmission and ancillary service rates provided in Section 3 of this Addendum.

Where the Service Schedules provide for compensation to IPL in the form of equivalent energy, such return of equivalent energy shall be made of the generation component, with the transmission and ancillary services related to such return of equivalent energy arranged pursuant to and assessed as provided in Section 3 of this Addendum.

3) Transmission and ancillary services necessary to effectuate sales under the Interconnection Agreement shall be arranged by IPL under and subject to the rates, terms, and conditions of IPL's Open Access Transmission
Tariff. The rates for point-to-point transmission service and the two ancillary services necessary to effectuate sales under the Interconnection Agreement are provided below. IPL will provide either Short-Term Firm
Point-to-Point or Non-Firm Point-to-Point transmission service, and ancillary services for Scheduling, System
Control and Dispatch Service (Scheduling Service) and
Reactive Supply and Voltage Control from Generation
Sources Service (Reactive Supply Service). IPL will not provide Regulation and Frequency Response Service, Energy
Imbalance Service, Operating Reserve-Spinning Reserve
Service, or Operating Reserve-Supplemental Reserve
Service in connection with the sales under the Interconnection Agreement, and there will be no charge for such services in connection with the sales under the Interconnection Agreement.

The rates for both Short-Term Firm and Non-Firm Point-to-
Point Service are: $ 930.00/MW of reserved capacity for monthly service, $215.00/MW of reserved capacity for weekly service, $43.00/MW of reserved capacity for on-peak daily service, and $30.70/MW of reserved capacity for off-peak daily service, with the daily service capacity charges capped at the weekly rates. Non-Firm
Point-to-Point service is available on an hourly basis at $2.69/MW for on-peak hours and $1.28/MWH for off-peak hours with the maximum hourly charges capped at the daily rates.

For Scheduling Service, the monthly rate is $10.00/MW of reservation, the weekly rate is $3.00/MW, the daily rate is $0.60/MW, and the hourly rate is $0.04/MWH. The sum of the hourly charges is capped at the daily rate, the sum of the daily charges is capped at the weekly rate, and the sum of the weekly charges is capped at the monthly rate.

For Reactive Supply Service, the monthly rate is $110.00/MW of reservation, the weekly rate is $25.00/MW, the daily rate is $5.00/MW, and the hourly rate is $0.31/MWH. The sum of the hourly charges is capped at the daily rate, the sum of the daily charges is capped at the weekly rate, and the sum of the weekly charges is capped at the monthly rate.

If transmission and ancillary services are obtained by Indiana Michigan Power Company under Indianapolis Power &
Light Company's Open Access Transmission Tariff, there will be no charge related to transmission and ancillary service assessed under the Interconnection Agreement. A service agreement under Indianapolis Power & Light
Company's Open Access Transmission Tariff is on file as of the effective date of this Addendum V to govern service to Indiana Michigan Power Company for this power sale, and charges for transmission and ancillary services for this power sale will be assessed to Indiana Michigan
Power Company under the Open Access Transmission Tariff.